Class A Shares
Ticker:  SFCEX

Prospectus dated November 30, 2011

This prospectus describes the Sherwood Forest Alternative Fund, a series of shares offered by World Funds Trust. A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer four classes of shares, one of which, Class A Shares, is offered to qualifying investors by this prospectus. Class C Shares, Institutional Shares and Class P Shares are offered by separate prospectuses. To obtain a prospectus for those shares, please call (800) 673-0550.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

FUND SUMMARY

INVESTMENT OBJECTIVE

The Sherwood Forest Alternative Fund (the “Fund”) seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the sections entitled “Distribution Arrangements” of this prospectus and “Distribution” in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of NAV at the time of purchase)	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution (12b-1) and Service Fees	0.25%
Other Expenses	0.94%
Acquired Fund Fees and Expenses	0.36%
Fee Waivers and/or Expense Reimbursements	(0.29)
Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements)(1)	2.26%
(1)
The Advisor has contractually agreed to reduce fees and reimburse expenses to keep Net Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.90% of the Fund’s Class A Shares’ average daily net assets until November 30, 2012.  If at any point it becomes unnecessary for the Advisor to reduce its fees or make expense limitation reimbursements, the Board may permit the Advisor to retain the difference between the total annual Fund operating expenses and the Fund’s maximum expense limitation of 1.90% so the Advisor may recapture any of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                    3 Years                       5 Years                       10 Years

$791                     $1,297                         $1,828                      $3,274

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 1959% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund applies proprietary, Price and Technical Analysis methodologies to invest in exchange-traded funds (ETFs) which represent various major indices. These indices include: U.S. and overseas equity markets; U.S. fixed income markets; broad commodity indices; and various currency indices.

Sherwood Forest Capital Management’s (the “Advisor”) top-down strategies and methodologies are designed to profit from market trends in both directions in broad asset classes, with little regard for fundamental research and/or analysis of individual equity or debt securities. The Advisor seeks investment opportunities for the Fund in ETFs (Exchange Traded Funds) as potential trends are identified. When the advisor identifies potential rising trends in the market, ETFs which hold traditional equity holdings are purchased. When the Advisor identifies potential falling trends in the market, ’Enhanced’ ETFs (as defined below) which move in an inverse relationship to the market are purchased.  Enhanced ETFs are ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index.  The Advisor does not cause the Fund to short any securities directly.  The Advisor’s strategy for the Fund is not biased towards ETFs which represent long investments or short investments, each opportunity is mutually independent.  The Advisor invests primarily in ETFs based on equity indices but allocations in other asset classes are made as well.  The Advisor also purchases ETFs that cover the following asset classes: commodities, currencies and fixed income. The Advisor also actively employs the use of cash and cash equivalents and, in particular, shares of money market funds.   As a result the broad diversification and the advisors ability to invest both long (utilizing ETFs) or short (utilizing enhanced/inverse ETFs) across these asset classes, the strategy may offer low volatility compared to traditional investment strategies. Furthermore, the Advisors’ methodology is designed to provide returns that are un-correlated the broad investment market over a long-term time frame.

Under normal market conditions, the Fund may allocate its assets among ETFs representing various regions and countries, including the United States.  As conditions warrant, the Fund may deviate from this strategy. Aside from various domestic ETFs, the Fund’s portfolio may also include ETFs which invest in Emerging Markets, Development Markets, Japan, Korea, Brazil and China. The Fund may invest up to 50% net long in international ETFs. The Fund may invest up to 50% in inverse ETFs. Generally, up to 25% of the Fund may be invested in the following asset classes: commodities, currencies and fixed income.  As previously noted, the remainder of the Fund may be allocated to either equity based ETFs or cash (and cash equivalents).  The Fund may invest directly in the securities which comprise the ETFs discussed above, such as individual equities and U.S. Government obligations. In addition to ETFs, the Fund’s investments in U.S. fixed income markets may include other investment companies.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Fund may engage in active and frequent trading of its portfolio securities.

PRINCIPAL RISKS

Risks in General ― Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments.  There is the risk that these and other factors may adversely affect the Fund’s performance.  The loss of money is a risk of investing in the Fund.

Market Risk ― The Fund is subject to market risk. Market risk is the possibility that, over short or long periods, security prices will decline. Because security prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

ETF Risk — Since the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Inverse Correlation Risk – To the extent the Fund invests in ETFs, including Enhanced ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.

Foreign Securities Risk —  Investing in foreign investments carries potential risks not associated with domestic investments, which may include currency exchange rate fluctuations; political and financial instability; less liquidity and greater volatility; lack of uniform accounting, auditing and financial reporting standards; less government regulation and supervision; increased price volatility; and delays in transaction settlement in some foreign markets.

Short Sales Strategy Risk — Short sales are transactions in which the Fund or an underlying ETF sells a security it does not own. The Fund or underlying ETF must borrow the security to make delivery to the buyer. The Fund or underlying ETF is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying ETF. If the underlying security goes down in price between the time the Fund or underlying ETF sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying ETF will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss on these securities. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives/Leverage Risk — The Fund’s or an underlying ETF’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Leverage, including borrowing, may also cause the net asset value of the Fund to decline.

Fixed Income Risk — Investing in fixed income securities subjects the Fund to interest rate risk and credit risk.  Interest rate risk is the risk that increases in interest rates can cause the prices of the Fund’s investments in fixed income securities to decline.  Credit risk is the risk that the issuer of bonds may not be able to meet interest or principal payments when bonds become due.

Non-Diversification Risk ― The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers.  As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Tax Risk — The Fund’s short sales will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.

Risk Related to Investing in Commodities — The Fund indirectly invests in commodities by investing in ETFs.   Commodities generate no interest or dividends, and the return from investments in commodities will be derived solely from the price gains or losses from the commodity.  A given commodity’s price may also be significantly affected by developments in that industry or related industries and prices of commodities may fluctuate over short periods of time.  The Fund’s investments in ETFs are susceptible to fluctuations in the commodity markets. Any negative changes in commodity markets could have a great impact on such investments. Income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the tax RIC qualification tests. This could make it more difficult (or impossible) for the Fund to qualify as a RIC. In addition, there is some uncertainty regarding the tax treatment of the Fund’s indirect investments in commodities (see the SAI for more information).

U.S. Government Obligations Risk — U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Stock Selection Risk ― Like all actively managed funds, there is a risk that the Advisor’s strategy for managing the Fund may not achieve the desired results.  The portfolio securities selected by the Advisor may not perform as anticipated, and may therefore fail to meet the Fund’s investment objective.  In addition, the prices of common stocks move up and down in response to economic and market conditions and anticipated events.  As a result, the price of the Fund’s investments may go down and you could lose money on your investment.  Similarly, at any given time, the Fund’s portfolio may be significantly (up to 100%) exposed to long positions or it may be significantly (up to 50%) exposed to short positions depending on the Advisor’s general beliefs about the directional trends of the markets.  If the Advisor’s beliefs are inaccurate, the Fund’s positions could lose value.

High Portfolio Turnover Rate Risk — High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains taxed at ordinary income rates.

PERFORMANCE HISTORY

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance.  The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.theworldfunds.com or by calling toll-free 800-527-9525.

Sherwood Forest Alternative Fund
Class A Shares

Total Return

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.03%
2010

During the periods  shown in the bar chart,  the Class A  Shares'  highest return for a calendar quarter was 10.17% (quarter ending  12/31/10) and the Class A Shares' lowest return for a calendar  quarter was  (2.13%)(quarter ending 06/30/10).

Average Annual Total Returns For Period Ended December 31, 2010

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A Shares	1 Year	Since Inception (06/10/2009)

Before Taxes	1.82%	4.22%
After Taxes on Distributions	1.82%	3.29%
After Taxes on Distributions and Sale of Fund Shares	1.18%	3.04%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	20.60%

INVESTMENT ADVISOR

Sherwood Forest Capital Management is the investment advisor to the Fund.

PORTFOLIO MANAGER

 Douglas A. Stewart has been the portfolio manager of the Fund since its inception in 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange is open for regular trading through a financial advisor, by mail (Sherwood Forest Alternative Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235) by wire, or by telephone at 1-800-673-0550.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.  The minimum initial purchase or exchange into the Fund is $2,500.  Subsequent investments must be in amounts of $100 or more.  The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment.  Ask your sales person or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

To achieve its investment objective, the Fund applies proprietary, Price and Technical Analysis methodologies to invest in exchange-traded funds (ETFs) which represent various major indices.   These indices include: U.S. and overseas equity markets; U.S. fixed income markets; broad commodity indices; and various currency indices.

The Advisor’s top-down strategies and methodologies are designed to profit from market trends in both directions in broad asset classes, with little regard for fundamental research and/or analysis of individual equity or debt securities. The Advisor seeks investment opportunities for the Fund in ETFs (Exchange Traded Funds) as potential trends are identified. When the advisor identifies potential rising trends in the market, ETFs which hold traditional equity holdings are purchased. When the Advisor identifies potential falling trends in the market, ’Enhanced’ ETFs (as defined below) which move in an inverse relationship to the market are purchased.  Enhanced ETFs are ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index.  The Advisor does not cause the Fund to short any securities directly.  The Advisor’s strategy for the Fund is not biased towards ETFs which represent long investments or short investments, each opportunity is mutually independent.  The Advisor invests primarily in ETFs based on equity indices but allocations in other asset classes are made as well.  The Advisor also purchases ETFs that cover the following asset classes: commodities, currencies and fixed income. The Advisor also actively employs the use of cash and cash equivalents and, in particular, shares of money market funds.   As a result the broad diversification and the advisors ability to invest both long (utilizing ETFs) or short (utilizing enhanced/inverse ETFs) across these asset classes, the strategy may offer low volatility compared to traditional investment strategies. Furthermore, the Advisors’ methodology is designed to provide returns that are un-correlated the broad investment market over a long-term time frame.

Under normal market conditions, the Fund may allocate its assets among ETFs representing various regions and countries, including the United States.  As conditions warrant, the Fund may deviate from this strategy. Aside from various domestic ETFs, the Fund’s portfolio may also include ETFs which invest in Emerging Markets, Development Markets, Japan, Korea, Brazil and China. The Fund may invest up to 50% net long in international ETFs. The Fund may invest up to 50% in inverse ETFs. Generally, up to 25% of the Fund may be invested in the following asset classes: commodities, currencies and fixed income.  As previously noted, the remainder of the Fund may be allocated to either equity based ETFs or cash (and cash equivalents).  The Fund may invest directly in the securities which comprise the ETFs discussed above, such as individual equities and U.S. Government obligations. In addition to ETFs, the Fund’s investments in U.S. fixed income markets may include other investment companies.  The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Fund may engage in active and frequent trading of its portfolio securities.

Normally, the Fund will not engage in leveraged transactions, but reserves the right to utilize leverage in unique circumstances. An ETF is an open-end investment company that holds a portfolio of investments designed to track a particular market segment or underlying index. The Fund may invest in ETFs designed to provide investment results that match the performance of an underlying index.  The Fund may also invest in ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index (“Enhanced ETFs”).  In seeking to provide such results, an ETF, in particular, an Enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. The expenses associated with investing in ETFs are typically lower than the expenses associated with investing in all of the underlying securities which comprise the indices that the ETFs track. The Fund’s assets may be allocated among the different types of ETFs at the Advisor’s discretion. Additionally, the Fund may make short-term investments in cash, cash equivalents and short-term debt securities and/or money market instruments in response to adverse market, economic or political conditions (see “More Information about Fund Investments,” below).

MORE INFORMATION ABOUT RISK

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund.  The Fund is not a complete investment program.  The value of your investment will go up and down, which means you could lose money when you sell your shares.  There are risks involved with any investment, but the principal risks associated with an investment in the Fund include:

Market Risk ― The Fund is subject to market risk. Market risk is the possibility that, over short or long periods, security prices will decline. Because security prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

ETF Risk — Since the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Inverse Correlation Risk – To the extent the Fund invests in Enhanced ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such Enhanced ETF will fall as the performance of that Enhanced ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.

Foreign Securities Risk — Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations — The ETFs in which the Fund invests may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the ETFs’ assets denominated in that currency. Such changes will also affect the ETFs’ income. The value of the ETFs’ assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Taxes — The interest and dividends payable on certain of the ETFs’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to shareholders, including the Fund.

Costs — To the extent that an ETF in which the Fund invests is invested in foreign securities, the ETFs expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets — The ETFs in which the Fund invests may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an ETFs investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Fixed Income Risk — The Fund and certain ETFs or other investment companies in which the Fund may invest may invest in a broad range of bonds or fixed-income securities. The return on, and value of, an investment will fluctuate with changes in interest rates. Typically, when interest rates rise, the fixed-income security’s market value declines (interest-rate risk). Conversely, the longer a fixed-income security’s maturity, the lower its yield and the greater the risk of volatility (maturity risk). A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition (credit quality risk). This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy and domestic or worldwide economic conditions.

Short Sales Strategy Risk — Short sales are transactions in which the Fund or an underlying ETF sells a security it does not own. The Fund or underlying ETF must borrow the security to make delivery to the buyer. The Fund or underlying ETF is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying ETF. If the underlying security goes down in price between the time the Fund or underlying ETF sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying ETF will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss on these securities. The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund’s investment performance may suffer if the Fund or an underlying ETF is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or underlying ETF to deliver the securities the Fund or underlying ETF borrowed at the commencement of the short sale and the Fund or underlying ETF was unable to borrow the securities from another securities lender or otherwise obtain the security by other means.  Moreover, the Fund may be directly or indirectly subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s or underlying ETF’s open short positions. These expenses negatively impact the performance of the Fund or underlying ETF. For example, when the Fund or underlying ETF short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s or underlying ETF’s unrealized gain or reduces the Fund’s or underlying ETF’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund or underlying ETF is obligated to pay is greater than the return earned by the Fund or underlying ETF on investments, the performance of the Fund or underlying ETF will be negatively impacted. Furthermore, the Fund or underlying ETF may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund or underlying ETF to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Derivatives Risk — Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s or an underlying ETF’s ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund or underlying ETF buys or sells. The Fund or underlying ETF could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.  The lack of a liquid secondary market for a derivative may prevent the Fund or underlying ETF from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.  Because derivative instruments may be purchased by the Fund or an underlying ETF for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund or underlying ETF. Derivatives are often more volatile than other investments and the Fund or underlying ETF may lose more in a derivative than it originally invested in it.

Leveraging Risk – To the extent the Fund or an underlying ETF achieves leveraged exposure through the use of derivative instruments, the Fund will be subject to leveraging risk. The more the Fund or an underlying ETF invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund or an underlying ETF’s shares to be more volatile than if the Fund or an underlying ETF did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund or an underlying ETF’s portfolio securities or other investments. The Fund or an underlying ETF will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying ETF to liquidate portfolio positions when it would not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund or an underlying ETF, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund or an underlying ETF’s investment income, resulting in greater losses. The value of an Enhanced ETF’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Enhanced ETF’s investment strategies involve consistently applied leverage.

Non-Diversification Risk ― The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers.  As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Stock Selection Risk ― Like all actively managed funds, there is a risk that the Advisor’s strategy for managing the Fund may not achieve the desired results.  The portfolio securities selected by the Advisor may not perform as anticipated, and may therefore fail to meet the Fund’s investment objective.  In addition, the prices of common stocks move up and down in response to economic and market conditions and anticipated events.  As a result, the price of the Fund’s investments may go down and you could lose money on your investment.  Similarly, at any given time, the Fund’s portfolio may be significantly (up to 100%) exposed to long positions or it may be significantly (up to 50%) exposed to short positions depending on the Advisor’s general beliefs about the directional trends of the markets.  If the Advisor’s beliefs are inaccurate, the Fund’s positions could lose value.

Tax Risk — The Fund’s short sales will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. Due to the nature of the Fund’s investment strategies and expected high portfolio turnover rate, as discussed in this Prospectus, distributions of the Fund’s net investment income may likely be short-term capital gains that are taxable at ordinary income rates (as high as 35%).

Risk Related to Investing in Commodities — The Fund indirectly invests in commodities by investing in ETFs.  Commodities generate no interest or dividends, and the return from investments in commodities will be derived solely from the price gains or losses from the commodity.  A given commodity’s price may also be significantly affected by developments in that industry or related industries and prices of commodities may fluctuate over short periods of time.  The Fund’s investments in ETFs are susceptible to fluctuations in the commodity markets. Any negative changes in commodity markets could have a great impact on such investments. Income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the tax RIC qualification tests. This could make it more difficult (or impossible) for the Fund to qualify as a RIC. Furthermore, in August, 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities or derivatives based upon commodities.  The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty.  See the SAI for more information.

U.S. Government Obligations Risk — U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

High Portfolio Turnover Rate Risk — High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains taxed at ordinary income rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

While the Fund intends to remain substantially invested in equity securities, the Fund may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

This prospectus describes the Fund’s principal investment strategy, and the Fund will normally invest in the types of investments described in this prospectus. In addition to the investments described in this prospectus, the Fund also may use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

Temporary Defensive Positions ― The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. When the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. government securities (such as bills, notes, or bonds of the U.S. government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements.  For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies.  These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it may not achieve its stated investment objective. The Advisor decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

Changes in Investment Objective — The Fund’s investment objective may be changed by sole action of the Board of Trustees, without the approval of the Fund’s shareholders, upon 30 days’ written notice to shareholders.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is also available in the Fund’s SAI.

MANAGEMENT

The Trust ― The Trust was organized as a Delaware statutory trust on April 9, 2007.  The Trust is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Trust has retained the Advisor to manage all aspects of the investments of the Fund.

Investment Management ― Sherwood Forest Capital Management, located at 1649 Brandywine Drive, Charlottesville, VA 22901, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Advisor, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.

For the fiscal year ended July 31, 2011, the Advisor received an aggregate fee of 1.00% of the Fund’s average daily net assets for investment advisory services performed.

The Advisor has contractually agreed to reduce fees and reimburse expenses to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.90% of the Fund’s Class A Shares’ average daily net assets until November 30, 2012. If at any point it becomes unnecessary for the Advisor to reduce its fees or make expense limitation reimbursements, the Board may permit the Advisor to retain the difference between the total annual Fund operating expenses and the Fund’s maximum expense limitation of 1.90%  so the Advisor may recapture any of its prior fee reductions or expense reimbursements made during the preceding three-year period.

A discussion regarding the basis for the Board's approval of the Advisory Agreement is available in the Fund's Semi-Annual Report to Shareholders dated January 31, 2011.

Portfolio Manager. Douglas A. Stewart is a Portfolio Manager of Sherwood Forest Capital Management, the Fund’s Advisor.  Mr. Stewart entered the financial services field in 1996 with Primerica Financial Services, a division of Travelers.  In 1998 he moved to Nations Bank as a Regional Banker.  After investing 3 years in banking and insurance, Mr. Stewart joined Scott & Stringfellow in 1999 and began focusing on stock market analysis.  In 2003 he became an Independent Advisor with Pro-Integrity Securities, which was purchased by Williams Financial Group in 2005.  In July of 2007, Mr. Stewart opened Sherwood Forest Capital Management.   Mr. Stewart possesses his Series 7 and holds a BA in Education from Virginia Commonwealth University.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of securities in the Fund.

RELATED PERFORMANCE DATA OF THE ADVISOR

The following tables give the performance of actual, fee-paying separate accounts (each, an “Account”), referred to as a “Composite,” managed by the Advisor that have investment objectives, policies, strategies and risks similar to those of the Fund.  The Composite does not reflect all of the Advisor’s assets under management.  A complete list and description of the Advisor’s composites is available upon request.  The data illustrates the past performance of the Advisor in managing similar accounts.  The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Advisor.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses.  Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, custodial fees, foreign withholding taxes on dividends, interest income and capital gains paid, and execution costs paid by the Accounts included in the Composite, without taking into account federal or state income taxes.  Securities are not valued as of trade-date.  Each Account in the Composite was under management for the entire reporting period in which the Account was included.

The currency used to express performance in the Composite is stated in U.S. dollars.  Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular account.  Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws, e.g., the 1940 Act and the Internal Revenue Code of 1986, as amended.  Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund.  Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

The Advisor’s Long/Short Composite Characteristics1
(through December 31, 2010)

The following data illustrates the past performance of the Advisor in managing similar accounts and does not represent the performance of the Fund.

Year	Total Return (Net of Investment Management Fees)	Total Return (Gross of Investment Management Fees)	S&P 500 Index2,3	Number of Portfolios	Total Assets at End of Period ($ millions)	Percentage of Firm Assets
2010	8.32%	8.32%	15.06%	1	$25	100%
2009	4.09%	4.25%	26.46%	1	$28	100%
2008	32.05%	33.97%	(37.00%)	61	$28	100%
2007	6.86%	7.90%	4.82%	61	$28	100%
Since Inception	9.45%	9.45%	(2.86%)	61	$28	100%
1)
Returns include the reinvestment of all income and are based on fully discretionary accounts under management, including, for certain time periods, those accounts no longer with the Advisor.  Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual management fees paid by the accounts included in the Composite. The Advisor’s fee schedule for the Composite is as follows: 2.50% on the first $100,000; 2.00% on the next $200,000; 1.50% on the next $700,000 and 1.00% on the remainder. All fees are stated in annual rates and are typically billed quarterly. The Advisor has been verified for the following period: 4/01/2007 to 12/31/2010 by independent verifiers. A copy of the verification report is available upon request.

2)	The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.

3)	The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

SHAREHOLDER INFORMATION

The Fund's share price, called the NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the "Valuation Time"). As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Class A Shares’ NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to its Class A Shares, subtracting any liabilities attributable to Class A Shares, and then dividing by the total number of Class A Shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Class A Shares are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price for Class A Shares is equal to the NAV plus the applicable sales load, if any. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Share Class Alternatives – The Fund is currently authorized to offer investors four different classes of shares, one of which, Class A Shares, is offered by this prospectus. Additional information concerning the Fund's Class C Shares, Class P Shares or Institutional Shares may be obtained by reading a copy of the applicable prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices and minimum investment requirements. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial advisor to determine which class best meets your financial objectives.

PURCHASING SHARES

You may purchase Class A Shares through brokers or dealers who are authorized by First Dominion Capital Corp. (the "Distributor") to sell shares.  Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker. You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 673-0550. Brokers or dealers who offer Class A Shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, brokers or dealers may charge transaction fees or set different minimum investment amounts. They may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their broker or dealer regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different.

Customer Identification Program – Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

➢	Name;
➢	Date of birth (for individuals);
➢	Residential or business street address (although post office boxes are still permitted for mailing); and
➢	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Public Offering Price – When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form. The public offering price for Class A Shares is equal to the Fund's NAV plus any applicable initial sales charge. The Trust reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

Minimum Investments – The minimum initial investment for Class A Shares of the Fund is $2,500. Subsequent investments must be in amounts of $100 or more. The Trust may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

Purchases by Mail – For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Commonwealth Fund Services, Inc. (the "Transfer Agent"), the Fund’s transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the Fund. Please be sure to specify which class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire – You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Trust at (800) 673-0550 or the Transfer Agent at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent.  This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Purchases by Telephone – You may also purchase shares by telephone, by contacting the Fund at (800) 673-0550 or the Transfer Agent at (800) 628-4077.

REDEEMING SHARES

You may redeem Class A Shares at any time and in any amount by mail or telephone. You may also redeem Fund shares through authorized broker-dealers.  Brokers may charge transaction fees for the sale of Fund shares, depending on your arrangement with the broker.

For your protection, the Transfer Agent will not redeem your Class A Shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

Your shares will be redeemed at the net asset value per share next determined after receipt of a redemption request in good order. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Trust may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Delivery of the proceeds of a redemption of Class A Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until a completed account application for the account is received to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail – To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered to the following address:

Sherwood Forest Alternative Fund
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption By Telephone – You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Fund at (800) 673-0550 or the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent may charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption By Wire – If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

ADDITIONAL INFORMATION

Signature Guarantees – To help to protect you and the Trust from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either: (a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form – Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts – Due to the relatively higher cost of maintaining small accounts, the Trust may deduct a fee of $50 per year (billed quarterly) from your account or may redeem the shares in your account, if the value of your account falls below $2,500. If you bring your account balance up to the required minimum within 30 days of being informed by the Transfer Agent that your account has become subject to the small account fee, no account fee or involuntary redemption will occur. The Trust will not close your account if it falls below the required minimum solely because of a market decline. The Trust reserves the right to waive this fee.

Automatic Investment Plan – Existing shareholders who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Frequent Purchases and Sales of Fund Shares – Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund’s portfolio by its Advisor, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, to handle large flows of cash into and out of the Fund, the Advisor may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can reduce the Fund's performance.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and a redemption) within a rolling twelve month period.  Shareholders exceeding four round-trips will be investigated by the Fund and restricted possibly from making additional investments in the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment Advisors, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future.

How To Transfer Shares – If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports – Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account and an Annual and a Semi-Annual Report.

Shareholder Communications – The Fund may eliminate duplicate mailings to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 673-0550.

General – The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions – Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the individual Fund's distribution schedule before you invest.

Taxes – The following is a summary of certain tax considerations that may be relevant to an investor in the Fund.  Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law.  You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions.  The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Fund, constitutes the Fund’s net investment income from which dividends may be paid to you.  The Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders all or substantially all of its net investment income and net capital gain each year.  Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you.  For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income.  Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains.  This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares.  The maximum long-term capital gain rate applicable to individuals is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met.  In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends.  But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend).  The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.  In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Fund’s holdings may not be qualifying dividends.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.  The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.  All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment.  This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements.  Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Foreign Currencies.   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes.  The Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries.  If at the close of the taxable year more than 50% in value of the Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges.  The sale of Shares is a taxable event on which a gain or loss may be recognized.  The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition.  Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them.  Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares.  A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund.  If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans.  The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding.  The Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders.  A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.  Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder.  Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Cost Basis Reporting.  As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Fund will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders.  The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.  Prior to January 1, 2012, the Fund's shareholders will be notified as to which default tax lot identification method the Fund will use.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes.  You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional.  Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Fund is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisors and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund’s Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, their policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay to purchase Fund shares.

Class A Shares are subject to a front-end sales charge and a distribution fee. The following schedule shows the amount of the sales charge, based on your investment, and the amount that is re-allowed to dealers as a percentage of the offering price of Class A Shares:

Amount of Purchase at the	Sales Charge as a Percentage of		Dealer Reallowance as Percentage of
Public Offering Price (1)	Offering Price (1)	Net Amount Invested	Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more (2)	0.00%	0.00%	0.00%

(1)	The term "Offering Price" includes the front-end sales charge.

(2)
If you are in a category of investors who may purchase Class A Shares without paying a front-end sales charge (see “Sales charge reductions and waivers”), you may be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or deferred sales charge.  In addition, the deferred sales charge on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances.  The deferred sales charge on redemptions of shares is computed based on a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. In determining whether to charge a deferred sales charge, the Fund will assume that you have redeemed shares on which there is no deferred sales charge first and then shares in the order of purchase.

For accounts that are subject to a deferred sales charge, the Fund will use the first-in, first-out ("FIFO") method to determine the 360 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 360 days, the deferred sales charge will be assessed. The deferred sales charge will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 360 day period from the date of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end load or deferred sales charges.

Sales charge reductions and waivers – To receive a reduction or waiver of your initial sales charge, you or your financial consultant must notify the Fund’s Transfer Agent or your broker or dealer at the time of purchase that you qualify for such a reduction or waiver. If you do not let your broker or dealer or the Fund’s Transfer Agent know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the Fund’s Transfer Agent can verify your eligibility for the reduction or exception. To receive a reduction or waiver, you may be required to provide your broker or dealer or the Fund’s Transfer Agent with evidence of your qualification for the reduction or waiver, such as records regarding Fund shares held in accounts with that or other brokers or dealers. Consult the Fund’s SAI for additional details.

You can reduce your initial sales charge in the following ways:

Right of Accumulation - After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares purchased will be taken into account on a combined basis at the current net asset value per share to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention - A reduced sales charge on Class A Shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Combine with family member - You can also count toward the amount of your investment all investments by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges, such as: a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

Waiver of Front-End Sales Charge

No sales charge shall apply to:

(1)	reinvestment of income dividends and capital gain distributions;

(2)	exchanges of Fund shares for those of another fund of the Trust;

(3)
purchases of Fund shares made by current or former trustees,  officers,  or employees,  or agents of the  Trust,  the  Advisor,  the  Advisor,  the Distributor,  and by members of their  immediate  families,  and  employees (including  immediate family members) of a broker-dealer  distributing Fund     shares;

(4)	purchases of Fund shares by the Distributor for its own investment account and for investment purposes only;

(5)
a "qualified  institutional buyer," as that term is defined under Rule 144A of the Securities  Act of 1933,  including,  but not limited to,  insurance companies,  investment  companies  registered under the 1940 Act,  business development  companies  registered  under the 1940 Act, and small  business investment companies;

(6)	a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7)	a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8)
investment  Advisors or  financial  planners who place trades for their own accounts  or the  accounts of their  clients  and who charge a  management, consulting or other fee for their  services;  and clients of those Advisors or  financial  planners  who place  trades  for their own  accounts  if the accounts  are linked to the master  account  of the  investment  Advisor or financial planner on the books and records of the broker or agent;

(9)
institutional retirement and deferred compensation plans and trusts used to fund those plans,  including,  but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10)
the purchase of Fund shares, if available, through certain third-party fund "supermarkets."  Some fund  supermarkets  may offer Fund  shares  without a sales charge or with a reduced sales  charge.  Other fees may be charged by the  service  provider  sponsoring  the fund  supermarket  and  transaction     charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained by calling the Trust at (800) 673-0550. All account information is subject to acceptance and verification by the Fund’s Distributor.

Rule 12b-1 Fees – The Board has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for Class A Shares (the “Rule 12b-1 Plan”). Pursuant to the Rule 12b-1 Plan, the Fund may finance from the assets of Class A Shares certain activities or expenses that are intended primarily to result in the sale of shares of Class A Shares. The Fund finances these distribution and service activities through payments made to the Fund’s Distributor. The fee paid to the Fund’s Distributor is computed on an annualized basis reflecting the average daily net assets, up to a maximum of 0.25% for Class A Shares. Because these fees are paid out of the Fund’s Class A Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Servicing – The Distributor is responsible for paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have written shareholder servicing agreements with the Distributor and perform these functions on behalf of their clients who own shares of the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class A Shares’ financial performance for the period of the Fund's Class A Shares’ operations Certain information reflects financial results for a single Class A Share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Cohen Fund Audit Services, Ltd.,  independent registered public accounting firm, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

SHERWOOD FOREST LONG/SHORT FUND FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
		Class A Shares (1)
	Year Ended July 31
	2011	2010	Period June 11, 2009 to July 31, 2009*
Net asset value,beginning of period	$ 24.99	$ 26.60	$ 25.62
Investment activities
Net investmentincome (loss)	(0.27)	(0.30)	(0.06)
Net realized andunrealized gain(loss) oninvestments	1.92	(0.24)	1.04
Total from investmentactivities	1.65	(0.54)	0.98
Distributions
Net realized gain	-	(0.89)	-
Return of capital	-	(0.18)	-
Total distributions	-	(1.07)	-
Net asset value, end ofperiod	$ 26.64	$ 24.99	$ 26.60
Total Return	6.60%	(2.17%)	3.83%	***
Ratios/SupplementalData
Ratio to average netassets (A)
Expenses, net(B)(C)	1.90%	1.90%	1.90%	**
Net investmentincome (loss)	(1.02%)	(1.23%)	(1.84%)	**
Portfolio turnover rate	1959%	2121%	1286%	***
Net assets, end of period(000's)	$ 776	$ 311	$ 7

* Commencement of operations was June 11, 2009 for Class A.
** Annualized
*** Not annualized
(1) Per share amounts calculated using the average share method.
(A)           Fee waivers and reimbursement of expenses reduced the expense ratio and increased net investmentincome (loss) ratio by 0.29% for the year ended July 31, 2011, 0.45% for the year ended July 31, 2010 and  by0.64% for the period ended July 31, 2009.

(B) Expense ratio - net reflects the effect of the fee waivers and reimbursement of expenses.
(C) These ratios exclude the impact of expenses of the underlying security holdings listed in the Schedule ofInvestments.

You will find more information about the Fund in the following documents:

The Fund’s annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund’s Statement of Additional Information (the "SAI") dated November 30, 2011, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 673-0550 or by e-mail at: mail@ccofva.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Trust, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-22172)

Class C Shares
Ticker:  SFCDX

Prospectus dated November 30, 2011

This prospectus describes the Sherwood Forest Alternative Fund, a series of shares offered by World Funds Trust. A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer four classes of shares, one of which, Class C Shares, is offered to qualifying investors by this prospectus. Class A Shares, Institutional Shares and Class P Shares are offered by separate prospectuses. To obtain a prospectus for those shares, please call (800) 673-0550.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

FUND SUMMARY

INVESTMENT OBJECTIVE

The Sherwood Forest Alternative  Fund (the “Fund”) seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class C shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of NAV at the time of purchase)	2.00%
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution (12b-1) and Service Fees	1.00%
Other Expenses	0.94%
Acquired Fund Fees and Expenses	0.36%
Fee Waivers and/or Expense Reimbursements	(0.29%)
Total Annual Fund Operating Expenses (after fee waivers and reimbursements)(1)	3.01%
(1)
The Advisor has contractually agreed to reduce fees and reimburse expenses    to keep Net Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 2.65% of the Fund’s Class C Shares’ average daily net assets until November 30, 2012.  If at any point it becomes unnecessary for the Advisor to reduce its fees or make expense limitation reimbursements, the Board may permit the Advisor to retain the difference between the total annual Fund operating expenses and the Fund’s maximum expense limitation of 2.65% so the Advisor may recapture any of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 Year                   3 Years                      5 Years                      10 Years

$504                   $989                        $1,697                      $3,575

If you did not redeem your shares your cost would be $304 for the one year period.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 1959% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund applies proprietary, Price and Technical Analysis methodologies to invest in exchange-traded funds (ETFs) which represent various major indices. These indices include: U.S. and overseas equity markets; U.S. fixed income markets; broad commodity indices; and various currency indices.

Sherwood Forest Capital Management’s (the “Advisor”) top-down strategies and methodologies are designed to profit from market trends in both directions in broad asset classes, with little regard for fundamental research and/or analysis of individual equity or debt securities. The Advisor seeks investment opportunities for the Fund in ETFs (Exchange Traded Funds) as potential trends are identified. When the advisor identifies potential rising trends in the market, ETFs which hold traditional equity holdings are purchased. When the Advisor identifies potential falling trends in the market, ’Enhanced’ ETFs (as defined below) which move in an inverse relationship to the market are purchased.  Enhanced ETFs are ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index.  The Advisor does not cause the Fund to short any securities directly.  The Advisor’s strategy for the Fund is not biased towards ETFs which represent long investments or short investments, each opportunity is mutually independent.  The Advisor invests primarily in ETFs based on equity indices but allocations in other asset classes are made as well.  The Advisor also purchases ETFs that cover the following asset classes: commodities, currencies and fixed income. The Advisor also actively employs the use of cash and cash equivalents and, in particular, shares of money market funds.   As a result the broad diversification and the advisors ability to invest both long (utilizing ETFs) or short (utilizing enhanced/inverse ETFs) across these asset classes, the strategy may offer low volatility compared to traditional investment strategies. Furthermore, the Advisors’ methodology is designed to provide returns that are un-correlated the broad investment market over a long-term time frame.

Under normal market conditions, the Fund may allocate its assets among ETFs representing various regions and countries, including the United States.  As conditions warrant, the Fund may deviate from this strategy. Aside from various domestic ETFs, the Fund’s portfolio may also include ETFs which invest in Emerging Markets, Development Markets, Japan, Korea, Brazil and China. The Fund may invest up to 50% net long in international ETFs. The Fund may invest up to 50% in inverse ETFs. Generally, up to 25% of the Fund may be invested in the following asset classes: commodities, currencies and fixed income.  As previously noted, the remainder of the Fund may be allocated to either equity based ETFs or cash (and cash equivalents).  The Fund may invest directly in the securities which comprise the ETFs discussed above, such as individual equities and U.S. Government obligations. In addition to ETFs, the Fund’s investments in U.S. fixed income markets may include other investment companies.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Fund may engage in active and frequent trading of its portfolio securities.

PRINCIPAL RISKS

Risks in General ― Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments.  There is the risk that these and other factors may adversely affect the Fund’s performance.  The loss of money is a risk of investing in the Fund.

Market Risk ― The Fund is subject to market risk. Market risk is the possibility that, over short or long periods, security prices will decline. Because security prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

ETF Risk — Since the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Inverse Correlation Risk – To the extent the Fund invests in ETFs, including Enhanced ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.

Foreign Securities Risk —  Investing in foreign investments carries potential risks not associated with domestic investments, which may include currency exchange rate fluctuations; political and financial instability; less liquidity and greater volatility; lack of uniform accounting, auditing and financial reporting standards; less government regulation and supervision; increased price volatility; and delays in transaction settlement in some foreign markets.

Short Sales Strategy Risk — Short sales are transactions in which the Fund or an underlying ETF sells a security it does not own. The Fund or underlying ETF must borrow the security to make delivery to the buyer. The Fund or underlying ETF is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying ETF. If the underlying security goes down in price between the time the Fund or underlying ETF sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying ETF will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss on these securities. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives/Leverage Risk — The Fund’s or an underlying ETF’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Leverage, including borrowing, may also cause the net asset value of the Fund to decline.

Fixed Income Risk — Investing in fixed income securities subjects the Fund to interest rate risk and credit risk.  Interest rate risk is the risk that increases in interest rates can cause the prices of the Fund’s investments in fixed income securities to decline.  Credit risk is the risk that the issuer of bonds may not be able to meet interest or principal payments when bonds become due.

Non-Diversification Risk ― The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers.  As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Tax Risk — The Fund’s short sales will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.

Risk Related to Investing in Commodities — The Fund indirectly invests in commodities by investing in ETFs.   Commodities generate no interest or dividends, and the return from investments in commodities will be derived solely from the price gains or losses from the commodity.  A given commodity’s price may also be significantly affected by developments in that industry or related industries and prices of commodities may fluctuate over short periods of time.  The Fund’s investments in ETFs are susceptible to fluctuations in the commodity markets. Any negative changes in commodity markets could have a great impact on such investments. Income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the tax RIC qualification tests. This could make it more difficult (or impossible) for the Fund to qualify as a RIC. In addition, there is some uncertainty regarding the tax treatment of the Fund’s indirect investments in commodities (see the SAI for more information).

U.S. Government Obligations Risk — U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Stock Selection Risk ― Like all actively managed funds, there is a risk that the Advisor’s strategy for managing the Fund may not achieve the desired results.  The portfolio securities selected by the Advisor may not perform as anticipated, and may therefore fail to meet the Fund’s investment objective.  In addition, the prices of common stocks move up and down in response to economic and market conditions and anticipated events.  As a result, the price of the Fund’s investments may go down and you could lose money on your investment.  Similarly, at any given time, the Fund’s portfolio may be significantly (up to 100%) exposed to long positions or it may be significantly (up to 50%) exposed to short positions depending on the Advisor’s general beliefs about the directional trends of the markets.  If the Advisor’s beliefs are inaccurate, the Fund’s positions could lose value.

High Portfolio Turnover Rate Risk — High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains taxed at ordinary income rates.

PERFORMANCE HISTORY

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance.  The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class C Shares of the Fund. If sales charges were included, the returns would be lower.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.theworldfunds.com or by calling toll-free 800-527-9525.

During the periods shown in the bar chart,  Class C  Shares'  highest return for a calendar quarter was 9.91% (quarter ending  12/31/10) and the Class C Shares' lowest return for a calendar  quarter was  (2.30%)(quarter ending 06/30/10).

Average Annual Total Returns For Period Ended December 31, 2010

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class C Shares	1 Year	Since Inception (05/13/2009)

Before Taxes	5.07%	6.60%
After Taxes on Distributions	5.07%	5.68%
After Taxes on Distributions and Sale of Fund Shares	3.29%	5.08%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	24.06%

INVESTMENT ADVISOR

Sherwood Forest Capital Management is the investment Advisor to the Fund.

PORTFOLIO MANAGER

Douglas A. Stewart has been the portfolio manager of the Fund since its inception in 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange is open for regular trading through a financial advisor, by mail (Sherwood Forest Alternative Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235) by wire, or by telephone at 1-800-673-0550.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.  The minimum initial purchase or exchange into the Fund is $2,500.  Subsequent investments must be in amounts of $100 or more.  The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment.  Ask your sales person or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

To achieve its investment objective, the Fund applies proprietary, Price and Technical Analysis methodologies to invest in exchange-traded funds (ETFs) which represent various major indices. These indices include: U.S. and overseas equity markets; U.S. fixed income markets; broad commodity indices; and various currency indices.

The Advisor’s top-down strategies and methodologies are designed to profit from market trends in both directions in broad asset classes, with little regard for fundamental research and/or analysis of individual equity or debt securities. The Advisor seeks investment opportunities for the Fund in ETFs (Exchange Traded Funds) as potential trends are identified. When the advisor identifies potential rising trends in the market, ETFs which hold traditional equity holdings are purchased. When the Advisor identifies potential falling trends in the market, ’Enhanced’ ETFs (as defined below) which move in an inverse relationship to the market are purchased.  Enhanced ETFs are ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index.  The Advisor does not cause the Fund to short any securities directly.  The Advisor’s strategy for the Fund is not biased towards ETFs which represent long investments or short investments, each opportunity is mutually independent.  The Advisor invests primarily in ETFs based on equity indices but allocations in other asset classes are made as well.  The Advisor also purchases ETFs that cover the following asset classes: commodities, currencies and fixed income. The Advisor also actively employs the use of cash and cash equivalents and, in particular, shares of money market funds.   As a result the broad diversification and the advisors ability to invest both long (utilizing ETFs) or short (utilizing enhanced/inverse ETFs) across these asset classes, the strategy may offer low volatility compared to traditional investment strategies. Furthermore, the Advisors’ methodology is designed to provide returns that are un-correlated the broad investment market over a long-term time frame.

Under normal market conditions, the Fund may allocate its assets among ETFs representing various regions and countries, including the United States.  As conditions warrant, the Fund may deviate from this strategy. Aside from various domestic ETFs, the Fund’s portfolio may also include ETFs which invest in Emerging Markets, Development Markets, Japan, Korea, Brazil and China. The Fund may invest up to 50% net long in international ETFs. The Fund may invest up to 50% in inverse ETFs. Generally, up to 25% of the Fund may be invested in the following asset classes: commodities, currencies and fixed income.  As previously noted, the remainder of the Fund may be allocated to either equity based ETFs or cash (and cash equivalents).  The Fund may invest directly in the securities which comprise the ETFs discussed above, such as individual equities and U.S. Government obligations. In addition to ETFs, the Fund’s investments in U.S. fixed income markets may include other investment companies.  The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Fund may engage in active and frequent trading of its portfolio securities.

 Normally, the Fund will not engage in leveraged transactions, but reserves the right to utilize leverage in unique circumstances. An ETF is an open-end investment company that holds a portfolio of investments designed to track a particular market segment or underlying index. The Fund may invest in ETFs designed to provide investment results that match the performance of an underlying index.  The Fund may also invest in ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index (“Enhanced ETFs”).  In seeking to provide such results, an ETF, in particular, an Enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. The expenses associated with investing in ETFs are typically lower than the expenses associated with investing in all of the underlying securities which comprise the indices that the ETFs track. The Fund’s assets may be allocated among the different types of ETFs at the Advisor’s discretion. Additionally, the Fund may make short-term investments in cash, cash equivalents and short-term debt securities and/or money market instruments in response to adverse market, economic or political conditions (see “More Information About Fund Investments,” below).

MORE INFORMATION ABOUT RISK

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund.  The Fund is not a complete investment program.  The value of your investment will go up and down, which means you could lose money when you sell your shares.  There are risks involved with any investment, but the principal risks associated with an investment in the Fund include:

Market Risk ― The Fund is subject to market risk. Market risk is the possibility that, over short or long periods, security prices will decline. Because security prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

ETF Risk — Since the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Inverse Correlation Risk – To the extent the Fund invests in Enhanced ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such Enhanced ETF will fall as the performance of that Enhanced ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.

Foreign Securities Risk — Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations — The ETFs in which the Fund invests may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the ETFs’ assets denominated in that currency. Such changes will also affect the ETFs’ income. The value of the ETFs’ assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Taxes — The interest and dividends payable on certain of the ETFs’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to shareholders, including the Fund.

Costs — To the extent that an ETF in which the Fund invests is invested in foreign securities, the ETFs expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets — The ETFs in which the Fund invests may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an ETFs investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Fixed Income Risk — The Fund and certain ETFs or other investment companies in which the Fund may invest may invest in a broad range of bonds or fixed-income securities. The return on, and value of, an investment will fluctuate with changes in interest rates. Typically, when interest rates rise, the fixed-income security’s market value declines (interest-rate risk). Conversely, the longer a fixed-income security’s maturity, the lower its yield and the greater the risk of volatility (maturity risk). A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition (credit quality risk). This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy and domestic or worldwide economic conditions.

Short Sales Strategy Risk — Short sales are transactions in which the Fund or an underlying ETF sells a security it does not own. The Fund or underlying ETF must borrow the security to make delivery to the buyer. The Fund or underlying ETF is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying ETF. If the underlying security goes down in price between the time the Fund or underlying ETF sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying ETF will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss on these securities. The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund’s investment performance may suffer if the Fund or an underlying ETF is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or underlying ETF to deliver the securities the Fund or underlying ETF borrowed at the commencement of the short sale and the Fund or underlying ETF was unable to borrow the securities from another securities lender or otherwise obtain the security by other means.  Moreover, the Fund may be directly or indirectly subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s or underlying ETF’s open short positions. These expenses negatively impact the performance of the Fund or underlying ETF. For example, when the Fund or underlying ETF short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s or underlying ETF’s unrealized gain or reduces the Fund’s or underlying ETF’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund or underlying ETF is obligated to pay is greater than the return earned by the Fund or underlying ETF on investments, the performance of the Fund or underlying ETF will be negatively impacted. Furthermore, the Fund or underlying ETF may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund or underlying ETF to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Derivatives Risk — Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s or an underlying ETF’s ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund or underlying ETF buys or sells. The Fund or underlying ETF could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.  The lack of a liquid secondary market for a derivative may prevent the Fund or underlying ETF from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.  Because derivative instruments may be purchased by the Fund or an underlying ETF for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund or underlying ETF. Derivatives are often more volatile than other investments and the Fund or underlying ETF may lose more in a derivative than it originally invested in it.

Leveraging Risk – To the extent the Fund or an underlying ETF achieves leveraged exposure through the use of derivative instruments, the Fund will be subject to leveraging risk. The more the Fund or an underlying ETF invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund or an underlying ETF’s shares to be more volatile than if the Fund or an underlying ETF did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund or an underlying ETF’s portfolio securities or other investments. The Fund or an underlying ETF will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying ETF to liquidate portfolio positions when it would not be advantageous to do so    to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund or an underlying ETF, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund or an underlying ETF’s investment income, resulting in greater losses. The value of an Enhanced ETF’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Enhanced ETF’s investment strategies involve consistently applied leverage.

Non-Diversification Risk ― The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers.  As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Stock Selection Risk ― Like all actively managed funds, there is a risk that the Advisor’s strategy for managing the Fund may not achieve the desired results.  The portfolio securities selected by the Advisor may not perform as anticipated, and may therefore fail to meet the Fund’s investment objective.  In addition, the prices of common stocks move up and down in response to economic and market conditions and anticipated events.  As a result, the price of the Fund’s investments may go down and you could lose money on your investment.  Similarly, at any given time, the Fund’s portfolio may be significantly (up to 100%) exposed to long positions or it may be significantly (up to 50%) exposed to short positions depending on the Advisor’s general beliefs about the directional trends of the markets.  If the Advisor’s beliefs are inaccurate, the Fund’s positions could lose value.

Tax Risk — The Fund’s short sales will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. Due to the nature of the Fund’s investment strategies and expected high portfolio turnover rate, as discussed in this Prospectus, distributions of the Fund’s net investment income may likely be short-term capital gains that are taxable at ordinary income rates (as high as 35%).

Risk Related to Investing in Commodities — The Fund indirectly invests in commodities by investing in ETFs.  Commodities generate no interest or dividends, and the return from investments in commodities will be derived solely from the price gains or losses from the commodity.  A given commodity’s price may also be significantly affected by developments in that industry or related industries and prices of commodities may fluctuate over short periods of time.  The Fund’s investments in ETFs are susceptible to fluctuations in the commodity markets. Any negative changes in commodity markets could have a great impact on such investments. Income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the tax RIC qualification tests. This could make it more difficult (or impossible) for the Fund to qualify as a RIC. Furthermore, in August, 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities or derivatives based upon commodities.  The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty.  See the SAI for more information.

U.S. Government Obligations Risk — U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

High Portfolio Turnover Rate Risk — High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains taxed at ordinary income rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

While the Fund intends to remain substantially invested in equity securities, the Fund may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

This prospectus describes the Fund’s principal investment strategy, and the Fund will normally invest in the types of investments described in this prospectus. In addition to the investments described in this prospectus, the Fund also may use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

Temporary Defensive Positions ― The investments and strategies described in this prospectus are those that the Fund uses under normal conditions.  When the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. government securities (such as bills, notes, or bonds of the U.S. government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements.  For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies.  These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it may not achieve its stated investment objective. The Advisor decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

Changes in Investment Objective — The Fund’s investment objective may be changed by sole action of the Board of Trustees, without the approval of the Fund’s shareholders, upon 30 days’ written notice to shareholders.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is also available in the Fund’s SAI.

MANAGEMENT

The Trust ― The Trust was organized as a Delaware statutory trust on April 9, 2007.  The Trust is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Trust has retained the Advisor to manage all aspects of the investments of the Fund.

Investment Management ― Sherwood Forest Capital Management, located at 1649 Brandywine Drive, Charlottesville, VA 22901, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Advisor, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.

For the fiscal year ended July 31, 2011, the Advisor received an aggregate fee of 1.00% of the Fund’s average daily net assets for investment advisory services performed.

The Advisor has contractually agreed to reduce fees and reimburse expenses to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 2.65% of the Fund’s Class C Shares’ average daily net assets until November 30, 2012.  If at any point it becomes unnecessary for the Advisor to reduce its fees or make expense limitation reimbursements, the Board may permit the Advisor to retain the difference between the total annual Fund operating expenses and the Fund’s maximum expense limitation of 2.65% so the Advisor may recapture any of its prior fee reductions or expense reimbursements made during the preceding three-year period.

A discussion regarding the basis for the Board's approval of the Advisory Agreement is available in the Fund's Semi-Annual Report to Shareholders dated January 31, 2011.

Portfolio Manager. Douglas A. Stewart is a Portfolio Manager of Sherwood Forest Capital Management, the Fund’s Advisor.  Mr. Stewart entered the financial services field in 1996 with Primerica Financial Services, a division of Travelers.  In 1998 he moved to Nations Bank as a Regional Banker.  After investing 3 years in banking and insurance, Mr. Stewart joined Scott & Stringfellow in 1999 and began focusing on stock market analysis.  In 2003 he became an Independent Advisor with Pro-Integrity Securities, which was purchased by Williams Financial Group in 2005.  In July of 2007, Mr. Stewart opened Sherwood Forest Capital Management.   Mr. Stewart possesses his Series 7 and holds a BA in Education from Virginia Commonwealth University.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of securities in the Fund.

RELATED PERFORMANCE DATA OF THE ADVISOR

The following tables give the performance of actual, fee-paying separate accounts (each, an “Account”), referred to as a “Composite,” managed by the Advisor that have investment objectives, policies, strategies and risks similar to those of the Fund.  The Composite does not reflect all of the Advisor’s assets under management.  A complete list and description of the Advisor’s composites is available upon request.  The data illustrates the past performance of the Advisor in managing similar accounts.  The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Advisor.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses.  Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, custodial fees, foreign withholding taxes on dividends, interest income and capital gains paid, and execution costs paid by the Accounts included in the Composite, without taking into account federal or state income taxes.  Securities are not valued as of trade-date.  Each Account in the Composite was under management for the entire reporting period in which the Account was included.

The currency used to express performance in the Composite is stated in U.S. dollars.  Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular account.  Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws, e.g., the 1940 Act and the Internal Revenue Code of 1986, as amended.  Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund.  Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

The Advisor’s Long/Short Composite Characteristics1
(through December 31, 2010)

The following data illustrates the past performance of the Advisor in managing similar accounts and does not represent the performance of the Fund.

Year	Total Return (Net of Investment Management Fees)	Total Return (Gross of Investment Management Fees)	S&P 500 Index2,3	Number of Portfolios	Total Assets at End of Period ($ millions)	Percentage of Firm Assets
2010	8.32%	8.32%	15.06%	1	$25	100%
2009	4.09%	4.25%	26.46%	1	$28	100%
2008	32.05%	33.97%	(37.00%)	61	$28	100%
2007	6.86%	7.90%	4.82%	61	$28	100%
Since Inception	9.45%	9.45%	(2.86%)	61	$28	100%
1)
Returns include the reinvestment of all income and are based on fully discretionary accounts under management, including, for certain time periods, those accounts no longer with the Advisor.  Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual management fees paid by the accounts included in the Composite. The Advisor’s fee schedule for the Composite is as follows: 2.50% on the first $100,000; 2.00% on the next $200,000; 1.50% on the next $700,000 and 1.00% on the remainder. All fees are stated in annual rates and are typically billed quarterly. The Advisor has been verified for the following period: 4/01/2007 to 12/31/2010 by independent verifiers. A copy of the verification report is available upon request.

2)	The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.

3)	The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

SHAREHOLDER INFORMATION

The Fund's share price, called the NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the "Valuation Time"). As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Class C Shares’ NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to its Class C Shares, subtracting any liabilities attributable to Class C Shares, and then dividing by the total number of Class C Shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Class C Shares are bought or exchanged at the public offering price per share next determined after a request has been received in proper form.  Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Share Class Alternatives – The Fund is currently authorized to offer investors four different classes of shares, one of which, Class C Shares is offered by this prospectus. Additional information concerning the Fund's Class A Shares, Class P Shares or Institutional Shares may be obtained by reading a copy of the applicable prospectus.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices and minimum investment requirements. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial advisor to determine which class best meets your financial objectives.

PURCHASING SHARES

You may purchase Class C Shares through brokers or dealers who are authorized by First Dominion Capital Corp. (the "Distributor") to sell shares.  Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker. You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 673-0550. Brokers or dealers who offer Class C Shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, brokers or dealers may charge transaction fees or set different minimum investment amounts. They may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their broker or dealer regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different.

Customer Identification Program – Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

➢	Name;
➢	Date of birth (for individuals);
➢	Residential or business street address (although post office boxes are still permitted for mailing); and
➢	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document to verify your identity.  In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Public Offering Price – When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form. The public offering price for Class C Shares is equal to the Fund’s NAV. The Trust reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

Minimum Investments – The minimum initial investment for Class C Shares of the Fund is $2,500. Subsequent investments must be in amounts of $100 or more. The Trust may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

Purchases by Mail – For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Commonwealth Fund Services, Inc. (the "Transfer Agent"), the Fund’s transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the Fund. Please be sure to specify which class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire – You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Trust at (800) 673-0550 or the Transfer Agent at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent.  This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Purchases by Telephone – You may also purchase shares by telephone, by contacting the Fund at (800) 673-0550 or the Transfer Agent at (800) 628-4077.

REDEEMING SHARES

You may redeem Class C Shares at any time and in any amount by mail or telephone. You may also redeem Fund shares through authorized broker-dealers.  Brokers may charge transaction fees for the sale of Fund shares, depending on your arrangement with the broker.

For your protection, the Transfer Agent will not redeem your Class C Shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

Your shares will be redeemed at the net asset value per share next determined after receipt of a redemption request in good order. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Trust may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Delivery of the proceeds of a redemption of Class C Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until a completed account application for the account is received to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail – To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered to the following address:

Sherwood Forest Alternative Fund
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately    to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption By Telephone – You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Fund at (800) 673-0550 or the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent may charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption By Wire – If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

ADDITIONAL INFORMATION

Signature Guarantees – To help to protect you and the Trust from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either: (a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form – Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts – Due to the relatively higher cost of maintaining small accounts, the Trust may deduct a fee of $50 per year (billed quarterly) from your account or may redeem the shares in your account, if the value of your account falls below $2,500. If you bring your account balance up to the required minimum within 30 days of being informed by the Transfer Agent that your account has become subject to the small account fee, no account fee or involuntary redemption will occur. The Trust will not close your account if it falls below the required minimum solely because of a market decline. The Trust reserves the right to waive this fee.

Automatic Investment Plan – Existing shareholders who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Frequent Purchases and Sales of Fund Shares – Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund’s portfolio by its Advisor, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example,    to handle large flows of cash into and out of the Fund, the Advisor may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can reduce the Fund's performance.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and a redemption) within a rolling twelve month period.  Shareholders exceeding four round-trips will be investigated by the Fund and restricted possibly from making additional investments in the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment Advisors, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future.

How To Transfer Shares – If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports – Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account and an Annual and a Semi-Annual Report.

Shareholder Communications – The Fund may eliminate duplicate mailings to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 673-0550.

General – The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions – Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the individual Fund's distribution schedule before you invest.

Taxes – The following is a summary of certain tax considerations that may be relevant to an investor in the Fund.  Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law.  You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions.  The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Fund, constitutes the Fund’s net investment income from which dividends may be paid to you.  The Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders all or substantially all of its net investment income and net capital gain each year.  Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you.  For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income.  Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains.  This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares.  The maximum long-term capital gain rate applicable to individuals is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met.  In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends.  But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend).  The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.  In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Fund’s holdings may not be qualifying dividends.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.  The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.  All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment.  This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements.  Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Foreign Currencies.   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes.  The Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries.  If at the close of the taxable year more than 50% in value of the Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges.  The sale of Shares is a taxable event on which a gain or loss may be recognized.  The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition.  Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them.  Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares.  A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund.  If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans.  The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding.  The Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders.  A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.  Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder.  Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Cost Basis Reporting.  As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Fund will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders.  The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.  Prior to January 1, 2012, the Fund's shareholders will be notified as to which default tax lot identification method the Fund will use.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes.  You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional.  Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Fund is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisors and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund’s Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, their policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Deferred Sales Charge – Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested. The Distributor pays a 1.00% commission to the broker of record at the time of purchase. A deferred sales charge of 2.00% is applied if your Class C Shares are sold within two years and is paid to the distributor.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a deferred sales charge.  In addition, the deferred sales charge may be waived in certain circumstances.  The deferred sales charge is a percentage of the net asset value at the time of purchase. Class C Shares are subject to a Distribution (12b-1) and Service Fee as described below under “Rule 12b-1 Fees.”

Waiver of Deferred Sales Charge

The deferred sales charge on Class C Shares is waived for:

(1)	certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70.5;
(2)	redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;
(3)	withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and
(4)	withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Trust at (800) 673-0550. All account information is subject to acceptance and verification by the Fund’s Distributor.

Rule 12b-1 Fees – The Board has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act for Class C Shares (the “Rule 12b-1 Plan”). Pursuant to the Rule 12b-1 Plan, the Fund may finance from the assets of Class C Shares certain activities or expenses that are intended primarily to result in the sale of shares of Class C Shares. The Fund finances these distribution and service activities through payments made to the Fund’s Distributor. The fee paid to the Fund’s Distributor is computed on an annualized basis reflecting the average daily net assets, up to a maximum of 1.00% for Class C Shares. 0.75% of which represents 12b-1 distribution fees and 0.25% of which represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of the Fund’s Class C Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class C Shares’ financial performance for the period of the Fund's Class C Shares’ operations Certain information reflects financial results for a single Class C Share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Cohen Fund Audit Services, Ltd.,  independent registered public accounting firm, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

SHERWOOD FOREST LONG/SHORT FUND FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

		Class C Shares (1)
	Year Ended July 31
	2011	2010	Period May 14, 2009 to July 31, 2009*

Net asset value,beginning of period	$ 24.77	$ 26.58	$ 25.81
Investment activities
Net investment income(loss)	(0.47)	(0.51)	(0.14)
Net realized andunrealized gain(loss) on Iinvestments	1.92	(0.23)	0.91
Total from investmentactivities	1.45	(0.74)	0.77
Distributions
Net realized gain	-	(0.89)
Return of capital	-	(0.18)	-
Total distributions	-	(1.07)	-

Net asset value, end ofperiod	$ 26.22	$ 24.77	$ 26.58

Total Return	5.85%	(2.94%)	2.98%	***
Ratios/SupplementalData
Ratio to average net assets (A)
Expenses, net(B)(C)	2.65%	2.65%	2.65%	**
Net investment income(loss)	(1.77%)	(1.98%)	(2.61%)	**
Portfolio turnover rate	1959%	2121%	1286%	***
Net assets, end of period(000's)	$ 1,854	$ 2,351	$ 656
* Commencement of operations was May 14, 2009 for Class C.
** Annualized
*** Not annualized
(1) Per share amounts calculated using the average share method.
(A)           Fee waivers and reimbursement of expenses reduced the expense ratio and increased net investmentincome (loss) ratio by 0.29% for the year ended July 31, 2011, 0.45% for the year ended July 31, 2010 and  by0.64%for the period ended July 31, 2009.

(B) Expense ratio - net reflects the effect of the fee waivers and reimbursement of expenses.
(C) These ratios exclude the impact of expenses of the underlying security holdings listed in the Schedule ofInvestments.

You will find more information about the Fund in the following:

The Fund’s annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund’s Statement of Additional Information (the "SAI") dated November 30, 2011, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 673-0550 or by e-mail at: mail@ccofva.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Trust, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-22172)

Institutional Shares
Ticker:  SFCMX

Prospectus dated November 30, 2011

This prospectus describes the Sherwood Forest Alternative Fund, a series of shares offered by World Funds Trust. A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer four classes of shares, one of which, Institutional Shares, is offered to qualifying investors by this prospectus. Class A Shares, Class C Shares and Class P Shares are offered by separate prospectuses. To obtain a prospectus for those shares, please call (800) 673-0550.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

FUND SUMMARY

INVESTMENT OBJECTIVE

The Sherwood Forest Alternative Fund (the “Fund”) seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of NAV at the time of purchase)	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution (12b-1) and Service Fees	None
Other Expenses	0.94%
Acquired Fund Fees and Expenses	0.36%
Fee Waivers and/or Expense Reimbursements	(0.29%)
Total Annual Fund Operating Expenses (after fee waivers and reimbursements)(1)	2.01%
(1)
The Advisor has contractually agreed to reduce fees and reimburse expenses  to keep Net Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.65% of the Fund’s Institutional Shares’ average daily net assets until November 30, 2012. If at any point it becomes unnecessary for the Advisor to reduce its fees or make expense limitation reimbursements, the Board may permit the Advisor to retain the difference between the total annual Fund operating expenses and the Fund’s maximum expense limitation of 1.65% so the Advisor may recapture any of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                       3 Years                      5 Years                     10 Years

$204                        $691                      $1,204                      $2,613

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 1959% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund applies proprietary, Price and Technical Analysis methodologies to invest in exchange-traded funds (ETFs) which represent various major indices. These indices include: U.S. and overseas equity markets; U.S. fixed income markets; broad commodity indices; and various currency indices.

Sherwood Forest Capital Management’s (the “Advisor”) top-down strategies and methodologies are designed to profit from market trends in both directions in broad asset classes, with little regard for fundamental research and/or analysis of individual equity or debt securities. The Advisor seeks investment opportunities for the Fund in ETFs (Exchange Traded Funds) as potential trends are identified. When the advisor identifies potential rising trends in the market, ETFs which hold traditional equity holdings are purchased. When the Advisor identifies potential falling trends in the market, ’Enhanced’ ETFs (as defined below) which move in an inverse relationship to the market are purchased.  Enhanced ETFs are ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index.  The Advisor does not cause the Fund to short any securities directly.  The Advisor’s strategy for the Fund is not biased towards ETFs which represent long investments or short investments, each opportunity is mutually independent.  The Advisor invests primarily in ETFs based on equity indices but allocations in other asset classes are made as well.  The Advisor also purchases ETFs that cover the following asset classes: commodities, currencies and fixed income. The Advisor also actively employs the use of cash and cash equivalents and, in particular, shares of money market funds.   As a result the broad diversification and the advisors ability to invest both long (utilizing ETFs) or short (utilizing enhanced/inverse ETFs) across these asset classes, the strategy may offer low volatility compared to traditional investment strategies. Furthermore, the Advisors’ methodology is designed to provide returns that are un-correlated the broad investment market over a long-term time frame.

Under normal market conditions, the Fund may allocate its assets among ETFs representing various regions and countries, including the United States.  As conditions warrant, the Fund may deviate from this strategy. Aside from various domestic ETFs, the Fund’s portfolio may also include ETFs which invest in Emerging Markets, Development Markets, Japan, Korea, Brazil and China. The Fund may invest up to 50% net long in international ETFs. The Fund may invest up to 50% in inverse ETFs. Generally, up to 25% of the Fund may be invested in the following asset classes: commodities, currencies and fixed income.  As previously noted, the remainder of the Fund may be allocated to either equity based ETFs or cash (and cash equivalents).  The Fund may invest directly in the securities which comprise the ETFs discussed above, such as individual equities and U.S. Government obligations. In addition to ETFs, the Fund’s investments in U.S. fixed income markets may include other investment companies.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Fund may engage in active and frequent trading of its portfolio securities.

PRINCIPAL RISKS

Risks in General ― Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments.  There is the risk that these and other factors may adversely affect the Fund’s performance.  The loss of money is a risk of investing in the Fund.

Market Risk ― The Fund is subject to market risk. Market risk is the possibility that, over short or long periods, security prices will decline. Because security prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

ETF Risk — Since the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Inverse Correlation Risk – To the extent the Fund invests in ETFs, including Enhanced ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.

Foreign Securities Risk —  Investing in foreign investments carries potential risks not associated with domestic investments, which may include currency exchange rate fluctuations; political and financial instability; less liquidity and greater volatility; lack of uniform accounting, auditing and financial reporting standards; less government regulation and supervision; increased price volatility; and delays in transaction settlement in some foreign markets.

Short Sales Strategy Risk — Short sales are transactions in which the Fund or an underlying ETF sells a security it does not own. The Fund or underlying ETF must borrow the security to make delivery to the buyer. The Fund or underlying ETF is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying ETF. If the underlying security goes down in price between the time the Fund or underlying ETF sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying ETF will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss on these securities. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives/Leverage Risk — The Fund’s or an underlying ETF’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Leverage, including borrowing, may also cause the net asset value of the Fund to decline.

Fixed Income Risk — Investing in fixed income securities subjects the Fund to interest rate risk and credit risk.  Interest rate risk is the risk that increases in interest rates can cause the prices of the Fund’s investments in fixed income securities to decline.  Credit risk is the risk that the issuer of bonds may not be able to meet interest or principal payments when bonds become due.

Non-Diversification Risk ― The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers.  As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Tax Risk — The Fund’s short sales will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.

Risk Related to Investing in Commodities — The Fund indirectly invests in commodities by investing in ETFs.   Commodities generate no interest or dividends, and the return from investments in commodities will be derived solely from the price gains or losses from the commodity.  A given commodity’s price may also be significantly affected by developments in that industry or related industries and prices of commodities may fluctuate over short periods of time.  The  Fund’s investments in ETFs are susceptible to fluctuations in the commodity markets. Any negative changes in commodity markets could have a great impact on such investments. Income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the tax RIC qualification tests. This could make it more difficult (or impossible) for the Fund to qualify as a RIC. In addition, there is some uncertainty regarding the tax treatment of the Fund’s indirect investments in commodities (see the SAI for more information).

U.S. Government Obligations Risk — U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Stock Selection Risk ― Like all actively managed funds, there is a risk that the Advisor’s strategy for managing the Fund may not achieve the desired results.  The portfolio securities selected by the Advisor may not perform as anticipated, and may therefore fail to meet the Fund’s investment objective.  In addition, the prices of common stocks move up and down in response to economic and market conditions and anticipated events.  As a result, the price of the Fund’s investments may go down and you could lose money on your investment.  Similarly, at any given time, the Fund’s portfolio may be significantly (up to 100%) exposed to long positions or it may be significantly (up to 50%) exposed to short positions depending on the Advisor’s general beliefs about the directional trends of the markets.  If the Advisor’s beliefs are inaccurate, the Fund’s positions could lose value.

High Portfolio Turnover Rate Risk — High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains taxed at ordinary income rates.

PERFORMANCE HISTORY

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance.  The bar chart figures do not include sales charges that may have been paid when investors bought and sold Institutional Shares of the Fund. If sales charges were included, the returns would be lower.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.theworldfunds.com or by calling toll-free 800-527-9525.

During the periods shown in the bar chart, Institutional Shares' highest return for a calendar quarter was 10.22% (quarter ending 12/31/10) and the Institutional Shares' lowest return for a calendar quarter was (2.05%)(quarter ending 06/30/10).

Average Annual Total Returns For Period Ended December 31, 2010

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Institutional Shares	1 Year	Since Inception (02/12/2009)
Before Taxes	8.30%	8.61%
After Taxes on Distributions	8.30%	7.81%
After Taxes on Distributions and Sale of Fund Shares	5.40%	6.88%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	24.29%

INVESTMENT ADVISOR

Sherwood Forest Capital Management is the investment Advisor to the Fund.

PORTFOLIO MANAGER

Douglas A. Stewart has been the portfolio manager of the Fund since its inception in 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange is open for regular trading through a financial advisor, by mail (Sherwood Forest Alternative Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235) by wire, or by telephone at 1-800-673-0550.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.  The minimum initial purchase or exchange into the Fund is $100,000.  Subsequent investments must be in amounts of $10,000 or more.  The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment.  Ask your sales person or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

To achieve its investment objective, the Fund applies proprietary, Price and Technical Analysis methodologies to invest in exchange-traded funds (ETFs) which represent various major indices.   These indices include: U.S. and overseas equity markets; U.S. fixed income markets; broad commodity indices; and various currency indices.

The Advisor’s top-down strategies and methodologies are designed to profit from market trends in both directions in broad asset classes, with little regard for fundamental research and/or analysis of individual equity or debt securities. The Advisor seeks investment opportunities for the Fund in ETFs (Exchange Traded Funds) as potential trends are identified. When the advisor identifies potential rising trends in the market, ETFs which hold traditional equity holdings are purchased. When the Advisor identifies potential falling trends in the market, ’Enhanced’ ETFs (as defined below) which move in an inverse relationship to the market are purchased.  Enhanced ETFs are ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index.  The Advisor does not cause the Fund to short any securities directly.  The Advisor’s strategy for the Fund is not biased towards ETFs which represent long investments or short investments, each opportunity is mutually independent.  The Advisor invests primarily in ETFs based on equity indices but allocations in other asset classes are made as well.  The Advisor also purchases ETFs that cover the following asset classes: commodities, currencies and fixed income. The Advisor also actively employs the use of cash and cash equivalents and, in particular, shares of money market funds.   As a result the broad diversification and the advisors ability to invest both long (utilizing ETFs) or short (utilizing enhanced/inverse ETFs) across these asset classes, the strategy may offer low volatility compared to traditional investment strategies. Furthermore, the Advisors’ methodology is designed to provide returns that are un-correlated the broad investment market over a long-term time frame.

Under normal market conditions, the Fund may allocate its assets among ETFs representing various regions and countries, including the United States.  As conditions warrant, the Fund may deviate from this strategy. Aside from various domestic ETFs, the Fund’s portfolio may also include ETFs which invest in Emerging Markets, Development Markets, Japan, Korea, Brazil and China. The Fund may invest up to 50% net long in international ETFs. The Fund may invest up to 50% in inverse ETFs. Generally, up to 25% of the Fund may be invested in the following asset classes: commodities, currencies and fixed income.  As previously noted, the remainder of the Fund may be allocated to either equity based ETFs or cash (and cash equivalents).  The Fund may invest directly in the securities which comprise the ETFs discussed above, such as individual equities and U.S. Government obligations. In addition to ETFs, the Fund’s investments in U.S. fixed income markets may include other investment companies.  The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Fund may engage in active and frequent trading of its portfolio securities.

Normally, the Fund will not engage in leveraged transactions, but reserves the right to utilize leverage in unique circumstances. An ETF is an open-end investment company that holds a portfolio of investments designed to track a particular market segment or underlying index. The Fund may invest in ETFs designed to provide investment results that match the performance of an underlying index.  The Fund may also invest in ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index (“Enhanced ETFs”).  In seeking to provide such results, an ETF, in particular, an Enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. The expenses associated with investing in ETFs are typically lower than the expenses associated with investing in all of the underlying securities which comprise the indices that the ETFs track. The Fund’s assets may be allocated among the different types of ETFs at the Advisor’s discretion. Additionally, the Fund may make short-term investments in cash, cash equivalents and short-term debt securities and/or money market instruments in response to adverse market, economic or political conditions (see “More Information about Fund Investments,” below).

MORE INFORMATION ABOUT RISK

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund.  The Fund is not a complete investment program.  The value of your investment will go up and down, which means you could lose money when you sell your shares.  There are risks involved with any investment, but the principal risks associated with an investment in the Fund include:

Market Risk ― The Fund is subject to market risk. Market risk is the possibility that, over short or long periods, security prices will decline. Because security prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

ETF Risk — Since the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Inverse Correlation Risk – To the extent the Fund invests in Enhanced ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such Enhanced ETF will fall as the performance of that Enhanced ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.

Foreign Securities Risk — Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations — The ETFs in which the Fund invests may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the ETFs’ assets denominated in that currency. Such changes will also affect the ETFs’ income. The value of the ETFs’ assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Taxes — The interest and dividends payable on certain of the ETFs’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to shareholders, including the Fund.

Costs — To the extent that an ETF in which the Fund invests is invested in foreign securities, the ETFs expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets — The ETFs in which the Fund invests may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an ETFs investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Fixed Income Risk — The Fund and certain ETFs or other investment companies in which the Fund may invest may invest in a broad range of bonds or fixed-income securities. The return on, and value of, an investment will fluctuate with changes in interest rates. Typically, when interest rates rise, the fixed-income security’s market value declines (interest-rate risk). Conversely, the longer a fixed-income security’s maturity, the lower its yield and the greater the risk of volatility (maturity risk). A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition (credit quality risk). This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy and domestic or worldwide economic conditions.

Short Sales Strategy Risk — Short sales are transactions in which the Fund or an underlying ETF sells a security it does not own. The Fund or underlying ETF must borrow the security to make delivery to the buyer. The Fund or underlying ETF is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying ETF. If the underlying security goes down in price between the time the Fund or underlying ETF sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying ETF will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss on these securities. The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund’s investment performance may suffer if the Fund or an underlying ETF is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or underlying ETF to deliver the securities the Fund or underlying ETF borrowed at the commencement of the short sale and the Fund or underlying ETF was unable to borrow the securities from another securities lender or otherwise obtain the security by other means.  Moreover, the Fund may be directly or indirectly subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s or underlying ETF’s open short positions. These expenses negatively impact the performance of the Fund or underlying ETF. For example, when the Fund or underlying ETF short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s or underlying ETF’s unrealized gain or reduces the Fund’s or underlying ETF’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund or underlying ETF is obligated to pay is greater than the return earned by the Fund or underlying ETF on investments, the performance of the Fund or underlying ETF will be negatively impacted. Furthermore, the Fund or underlying ETF may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund or underlying ETF to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Derivatives Risk — Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s or an underlying ETF’s ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund or underlying ETF buys or sells. The Fund or underlying ETF could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.  The lack of a liquid secondary market for a derivative may prevent the Fund or underlying ETF from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.  Because derivative instruments may be purchased by the Fund or an underlying ETF for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund or underlying ETF. Derivatives are often more volatile than other investments and the Fund or underlying ETF may lose more in a derivative than it originally invested in it.

Leveraging Risk – To the extent the Fund or an underlying ETF achieves leveraged exposure through the use of derivative instruments, the Fund will be subject to leveraging risk. The more the Fund or an underlying ETF invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund or an underlying ETF’s shares to be more volatile than if the Fund or an underlying ETF did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund or an underlying ETF’s portfolio securities or other investments. The Fund or an underlying ETF will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying ETF to liquidate portfolio positions when it would not be advantageous to do so    to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund or an underlying ETF, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund or an underlying ETF’s investment income, resulting in greater losses. The value of an Enhanced ETF’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Enhanced ETF’s investment strategies involve consistently applied leverage.

Non-Diversification Risk ― The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers.  As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Stock Selection Risk ― Like all actively managed funds, there is a risk that the Advisor’s strategy for managing the Fund may not achieve the desired results.  The portfolio securities selected by the Advisor may not perform as anticipated, and may therefore fail to meet the Fund’s investment objective.  In addition, the prices of common stocks move up and down in response to economic and market conditions and anticipated events.  As a result, the price of the Fund’s investments may go down and you could lose money on your investment.  Similarly, at any given time, the Fund’s portfolio may be significantly (up to 100%) exposed to long positions or it may be significantly (up to 50%) exposed to short positions depending on the Advisor’s general beliefs about the directional trends of the markets.  If the Advisor’s beliefs are inaccurate, the Fund’s positions could lose value.

Tax Risk — The Fund’s short sales will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. Due to the nature of the Fund’s investment strategies and expected high portfolio turnover rate, as discussed in this Prospectus, distributions of the Fund’s net investment income may likely be short-term capital gains that are taxable at ordinary income rates (as high as 35%).

Risk Related to Investing in Commodities — The Fund indirectly invests in commodities by investing in ETFs.  Commodities generate no interest or dividends, and the return from investments in commodities will be derived solely from the price gains or losses from the commodity.  A given commodity’s price may also be significantly affected by developments in that industry or related industries and prices of commodities may fluctuate over short periods of time.  The  Fund’s investments in ETFs are susceptible to fluctuations in the commodity markets. Any negative changes in commodity markets could have a great impact on such investments. Income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the tax RIC qualification tests. This could make it more difficult (or impossible) for the Fund to qualify as a RIC. Furthermore, in August, 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities or derivatives based upon commodities.  The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty.  See the SAI for more information.

U.S. Government Obligations Risk — U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

High Portfolio Turnover Rate Risk — High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains taxed at ordinary income rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

While the Fund intends to remain substantially invested in equity securities, the Fund may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

This prospectus describes the Fund’s principal investment strategy, and the Fund will normally invest in the types of investments described in this prospectus. In addition to the investments described in this prospectus, the Fund also may use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

Temporary Defensive Positions ― The investments and strategies described in this prospectus are those that the Fund uses under normal conditions.  When the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. government securities (such as bills, notes, or bonds of the U.S. government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements.  For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies.  These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it may not achieve its stated investment objective. The Advisor decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

Changes in Investment Objective — The Fund’s investment objective may be changed by sole action of the Board of Trustees, without the approval of the Fund’s shareholders, upon 30 days’ written notice to shareholders.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is also available in the Fund’s SAI.

MANAGEMENT

The Trust ― The Trust was organized as a Delaware statutory trust on April 9, 2007.  The Trust is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Trust has retained the Advisor to manage all aspects of the investments of the Fund.

Investment Management ― Sherwood Forest Capital Management, located at 1649 Brandywine Drive, Charlottesville, VA 22901, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Advisor, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.

For the fiscal year ended July 31, 2011, the Advisor received an aggregate fee of 1.00% of the Fund’s average daily net assets for investment advisory services performed.

The Advisor has contractually agreed to reduce fees and reimburse expenses to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.65% of the Fund’s Institutional Shares’ average daily net assets until November 30, 2012.  If at any point it becomes unnecessary for the Advisor to reduce its fees or make expense limitation reimbursements, the Board may permit the Advisor to retain the difference between the total annual Fund operating expenses and the Fund’s maximum expense limitation of 1.65% so the Advisor may recapture any of its prior fee reductions or expense reimbursements made during the preceding three-year period.

A discussion regarding the basis for the Board's approval of the Advisory Agreement is available in the Fund's Semi-Annual Report to Shareholders dated January 31, 2011.

Portfolio Manager. Douglas A. Stewart is a Portfolio Manager of Sherwood Forest Capital Management, the Fund’s Advisor.  Mr. Stewart entered the financial services field in 1996 with Primerica Financial Services, a division of Travelers.  In 1998 he moved to Nations Bank as a Regional Banker.  After investing 3 years in banking and insurance, Mr. Stewart joined Scott & Stringfellow in 1999 and began focusing on stock market analysis.  In 2003 he became an Independent Advisor with Pro-Integrity Securities, which was purchased by Williams Financial Group in 2005.  In July of 2007, Mr. Stewart opened Sherwood Forest Capital Management.   Mr. Stewart possesses his Series 7 and holds a BA in Education from Virginia Commonwealth University.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of securities in the Fund.

RELATED PERFORMANCE DATA OF THE ADVISOR

The following tables give the performance of actual, fee-paying separate accounts (each, an “Account”), referred to as a “Composite,” managed by the Advisor that have investment objectives, policies, strategies and risks similar to those of the Fund.  The Composite does not reflect all of the Advisor’s assets under management.  A complete list and description of the Advisor’s composites is available upon request.  The data illustrates the past performance of the Advisor in managing similar accounts.  The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Advisor.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses.  Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, custodial fees, foreign withholding taxes on dividends, interest income and capital gains paid, and execution costs paid by the Accounts included in the Composite, without taking into account federal or state income taxes.  Securities are not valued as of trade-date.  Each Account in the Composite was under management for the entire reporting period in which the Account was included.

The currency used to express performance in the Composite is stated in U.S. dollars.  Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular account.  Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws, e.g., the 1940 Act and the Internal Revenue Code of 1986, as amended.  Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund.  Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

The Advisor’s Long/Short Composite Characteristics1
(through December 31, 2010)

The following data illustrates the past performance of the Advisor in managing similar accounts and does not represent the performance of the Fund.

Year	Total Return (Net of Investment Management Fees)	Total Return (Gross of Investment Management Fees)	S&P 500 Index2,3	Number of Portfolios	Total Assets at End of Period ($ millions)	Percentage of Firm Assets
2010	8.32%	8.32%	15.06%	1	$25	100%
2009	4.09%	4.25%	26.46%	1	$28	100%
2008	32.05%	33.97%	(37.00%)	61	$28	100%
2007	6.86%	7.90%	4.82%	61	$28	100%
Since Inception	9.45%	9.45%	(2.86%)	61	$28	100%
1)
Returns include the reinvestment of all income and are based on fully discretionary accounts under management, including, for certain time periods, those accounts no longer with the Advisor.  Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual management fees paid by the accounts included in the Composite. The Advisor’s fee schedule for the Composite is as follows: 2.50% on the first $100,000; 2.00% on the next $200,000; 1.50% on the next $700,000 and 1.00% on the remainder. All fees are stated in annual rates and are typically billed quarterly. The Advisor has been verified for the following period: 4/01/2007 to 12/31/2010 by independent verifiers. A copy of the verification report is available upon request.

2)	The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.

3)	The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

SHAREHOLDER INFORMATION

The Fund's share price, called the NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the "Valuation Time"). As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Institutional Shares’ NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to its Institutional Shares, subtracting any liabilities attributable to Institutional Shares, and then dividing by the total number of Institutional Shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Institutional Shares are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price for Institutional Shares is equal to the NAV. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Share Class Alternatives – The Fund is currently authorized to offer investors four different classes of shares, one of which, Institutional Shares, is offered by this prospectus. Additional information concerning the Fund's Class A Shares, Class C Shares or Class P Shares may be obtained by reading a copy of the applicable prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices and minimum investment requirements. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial advisor to determine which class best meets your financial objectives.

PURCHASING SHARES

You may purchase Institutional Shares through brokers or dealers who are authorized by First Dominion Capital Corp. (the "Distributor") to sell shares.  Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker. You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 673-0550. Brokers or dealers who offer Institutional Shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, brokers or dealers may charge transaction fees or set different minimum investment amounts. They may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their broker or dealer regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different.

Customer Identification Program – Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

➢	Name;
➢	Date of birth (for individuals);
➢	Residential or business street address (although post office boxes are still permitted for mailing);
➢	Social security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document to verify your identity.  In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Public Offering Price – When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form. The public offering price for Institutional Shares is equal to the Fund's NAV. The Trust reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

Minimum Investments – The minimum initial investment for Institutional Shares of the Fund is $100,000. Subsequent investments must be in amounts of $10,000 or more. The Trust may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

Purchases by Mail – For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Commonwealth Fund Services, Inc. (the "Transfer Agent"), the Fund’s transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the Fund. Please be sure to specify which class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire – You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Trust at (800) 673-0550 or the Transfer Agent at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent.  This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Purchases by Telephone – You may also purchase shares by telephone, by contacting the Fund at (800) 673-0550 or the Transfer Agent at (800) 628-4077.

REDEEMING SHARES

You may redeem Institutional Shares at any time and in any amount by mail or telephone. You may also redeem Fund shares through authorized broker-dealers.  Brokers may charge transaction fees for the sale of Fund shares, depending on your arrangement with the broker.

For your protection, the Transfer Agent will not redeem your Institutional Shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

Your shares will be redeemed at the net asset value per share next determined after receipt of a redemption request in good order. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Trust may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Delivery of the proceeds of a redemption of Institutional Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until a completed account application for the account is received to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail – To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered to the following address:

Sherwood Forest Alternative Fund
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately    to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption By Telephone – You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Fund at (800) 673-0550 or the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent may charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption By Wire – If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

ADDITIONAL INFORMATION

Signature Guarantees – To help to protect you and the Trust from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either: (a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form – Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Automatic Investment Plan – Existing shareholders who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Frequent Purchases and Sales of Fund Shares – Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund’s portfolio by its Advisor, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example,    to handle large flows of cash into and out of the Fund, the Advisor may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can reduce the Fund's performance.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and a redemption) within a rolling twelve month period.  Shareholders exceeding four round-trips will be investigated by the Fund and restricted possibly from making additional investments in the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment Advisors, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future.

How To Transfer Shares – If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports – Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account and an Annual and a Semi-Annual Report.

Shareholder Communications – The Fund may eliminate duplicate mailings to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 673-0550.

General – The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions – Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the individual Fund's distribution schedule before you invest.

Taxes – The following is a summary of certain tax considerations that may be relevant to an investor in the Fund.  Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law.  You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions.  The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Fund, constitutes the Fund’s net investment income from which dividends may be paid to you.  The Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders all or substantially all of its net investment income and net capital gain each year.  Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you.  For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income.  Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains.  This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares.  The maximum long-term capital gain rate applicable to individuals is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met.  In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends.  But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend).  The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.  In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Fund’s holdings may not be qualifying dividends.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.  The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.  All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment.  This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements.  Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Foreign Currencies.   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes.  The Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries.  If at the close of the taxable year more than 50% in value of the Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges.  The sale of Shares is a taxable event on which a gain or loss may be recognized.  The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition.  Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them.  Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares.  A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund.  If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans.  The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding.  The Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders.  A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.  Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder.  Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Cost Basis Reporting.  As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Fund will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders.  The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.  Prior to January 1, 2012, the Fund's shareholders will be notified as to which default tax lot identification method the Fund will use.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes.  You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional.  Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Fund is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisors and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund’s Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, their policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay    to purchase Fund shares.

Shareholder Servicing – The Distributor is responsible for paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have written shareholder servicing agreements with the Distributor and perform these functions on behalf of their clients who own shares of the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Institutional Shares’ financial performance for the period of the Fund's Institutional Shares’ operations. Certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Cohen Fund Audit Services, Ltd.,  independent registered public accounting firm, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

SHERWOOD FOREST LONG/SHORT FUND FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class I Shares (1)
	Year Ended July 31
	2011	2010	Period February 13, 2009 to July 31, 2009*
Net asset value, beginningof period	$ 25.15	$ 26.71	$ 25.00
Investment activities
Net investment income(loss)	(0.21)	(0.26)	(0.16)
Net realized andunrealized gain (loss) on investments	1.96	(0.23)	1.87
Total from investmentactivities	1.75	(0.49)	1.71
Distributions
Net investment income	-	-	-
Net realized gain	-	(0.89)
Return of capital	-	(0.18)	-
Total distributions	-	(1.07)	-
Net asset value, end ofperiod	$ 26.90	$ 25.15	$ 26.71
Total Return	6.96%	(1.97%)	6.84%	***
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses, net(B)(C)	1.65%	1.65%	1.65%	**
Net investment income(loss)	(0.77%)	(0.98%)	(1.33%)	**
Portfolio turnover rate	1959%	2121%	1286%	***
Net assets, end of period(000's)	$ 15,716	$18,300	$ 11,336
* Commencement of operations was February 13, 2009 for Class I.
** Annualized
*** Not annualized
(1) Per share amounts calculated using the average share method.
(A)           Fee waivers and reimbursement of expenses reduced the expense ratio and increased net investmentincome (loss) ratio by 0.29% for the year ended July 31, 2011, 0.45% for the year ended July 31, 2010 and  by0.64% for the period ended July 31, 2009.

(B) Expense ratio - net reflects the effect of the fee waivers and reimbursement of expenses.
(C) These ratios exclude the impact of expenses of the underlying security holdings listed in the Schedule ofInvestments.

You will find more information about the Fund in the following:

The Fund’s annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund’s Statement of Additional Information (the "SAI") dated November 30, 2011, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 673-0550 or by e-mail at: mail@ccofva.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Trust, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-22172)

Class P Shares
(Platform Shares)
Ticker:  SFCPX

Prospectus dated November 30, 2011

This prospectus describes the Sherwood Forest Alternative Fund, a series of shares offered by World Funds Trust. A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer four classes of shares, one of which, Platform Shares, is offered to qualifying investors by this prospectus. Class A Shares, Class C Shares and Institutional Shares are offered by separate prospectuses. To obtain a prospectus for those shares, please call (800) 673-0550.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

FUND SUMMARY

INVESTMENT OBJECTIVE

The Sherwood Forest Alternative Fund (the “Fund”) seeks to achieve long-term capital appreciation

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class P Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class P Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of NAV at the time of purchase)	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution (12b-1) and Service Fees	0.25%
Other Expenses	0.94%
Acquired Fund Fees and Expenses	0.36%
Fee Waivers and/or Expense Reimbursements	(0.29%)
Total Annual Fund Operating Expenses (after fee waivers and reimbursements)(1)	2.26%

(1)
The Advisor has contractually agreed to reduce fees and reimburse expenses to keep Net Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.90% of the Fund’s Class P Shares’ average daily net assets until November 30, 2012.  If at any point it becomes unnecessary for the Advisor to reduce its fees or make expense limitation reimbursements, the Board may permit the Advisor to retain the difference between the total annual Fund operating expenses and the Fund’s maximum expense limitation of 1.90% so the Advisor may recapture any of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                       3 Years                      5 Years                      10 Years

$229                        $766                        $1,330                        $2,864

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 1959% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund applies proprietary, Price and Technical Analysis methodologies to invest in exchange-traded funds (ETFs) which represent various major indices. These indices include: U.S. and overseas equity markets; U.S. fixed income markets; broad commodity indices; and various currency indices.

Sherwood Forest Capital Management’s (the “Advisor”) top-down strategies and methodologies are designed to profit from market trends in both directions in broad asset classes, with little regard for fundamental research and/or analysis of individual equity or debt securities. The Advisor seeks investment opportunities for the Fund in ETFs (Exchange Traded Funds) as potential trends are identified. When the advisor identifies potential rising trends in the market, ETFs which hold traditional equity holdings are purchased. When the Advisor identifies potential falling trends in the market, ’Enhanced’ ETFs (as defined below) which move in an inverse relationship to the market are purchased.  Enhanced ETFs are ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index.  The Advisor does not cause the Fund to short any securities directly.  The Advisor’s strategy for the Fund is not biased towards ETFs which represent long investments or short investments, each opportunity is mutually independent.  The Advisor invests primarily in ETFs based on equity indices but allocations in other asset classes are made as well.  The Advisor also purchases ETFs that cover the following asset classes: commodities, currencies and fixed income. The Advisor also actively employs the use of cash and cash equivalents and, in particular, shares of money market funds.   As a result the broad diversification and the advisors ability to invest both long (utilizing ETFs) or short (utilizing enhanced/inverse ETFs) across these asset classes, the strategy may offer low volatility compared to traditional investment strategies. Furthermore, the Advisors’ methodology is designed to provide returns that are un-correlated the broad investment market over a long-term time frame.

Under normal market conditions, the Fund may allocate its assets among ETFs representing various regions and countries, including the United States.  As conditions warrant, the Fund may deviate from this strategy. Aside from various domestic ETFs, the Fund’s portfolio may also include ETFs which invest in Emerging Markets, Development Markets, Japan, Korea, Brazil and China. The Fund may invest up to 50% net long in international ETFs. The Fund may invest up to 50% in inverse ETFs. Generally, up to 25% of the Fund may be invested in the following asset classes: commodities, currencies and fixed income.  As previously noted, the remainder of the Fund may be allocated to either equity based ETFs or cash (and cash equivalents).  The Fund may invest directly in the securities which comprise the ETFs discussed above, such as individual equities and U.S. Government obligations. In addition to ETFs, the Fund’s investments in U.S. fixed income markets may include other investment companies.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Fund may engage in active and frequent trading of its portfolio securities.

PRINCIPAL RISKS

Risks in General ― Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments.  There is the risk that these and other factors may adversely affect the Fund’s performance.  The loss of money is a risk of investing in the Fund.

Market Risk ― The Fund is subject to market risk. Market risk is the possibility that, over short or long periods, security prices will decline. Because security prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

ETF Risk — Since the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Inverse Correlation Risk – To the extent the Fund invests in ETFs, including Enhanced ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.

Foreign Securities Risk —  Investing in foreign investments carries potential risks not associated with domestic investments, which may include currency exchange rate fluctuations; political and financial instability; less liquidity and greater volatility; lack of uniform accounting, auditing and financial reporting standards; less government regulation and supervision; increased price volatility; and delays in transaction settlement in some foreign markets.

Short Sales Strategy Risk — Short sales are transactions in which the Fund or an underlying ETF sells a security it does not own. The Fund or underlying ETF must borrow the security to make delivery to the buyer. The Fund or underlying ETF is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying ETF. If the underlying security goes down in price between the time the Fund or underlying ETF sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying ETF will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss on these securities. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives/Leverage Risk — The Fund’s or an underlying ETF’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Leverage, including borrowing, may also cause the net asset value of the Fund to decline.

Fixed Income Risk — Investing in fixed income securities subjects the Fund to interest rate risk and credit risk.  Interest rate risk is the risk that increases in interest rates can cause the prices of the Fund’s investments in fixed income securities to decline.  Credit risk is the risk that the issuer of bonds may not be able to meet interest or principal payments when bonds become due.

Non-Diversification Risk ― The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers.  As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Tax Risk — The Fund’s short sales will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.

Risk Related to Investing in Commodities — The Fund indirectly invests in commodities by investing in ETFs.   Commodities generate no interest or dividends, and the return from investments in commodities will be derived solely from the price gains or losses from the commodity.  A given commodity’s price may also be significantly affected by developments in that industry or related industries and prices of commodities may fluctuate over short periods of time.  The Fund’s investments in ETFs are susceptible to fluctuations in the commodity markets. Any negative changes in commodity markets could have a great impact on such investments. Income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the tax RIC qualification tests. This could make it more difficult (or impossible) for the Fund to qualify as a RIC. In addition, there is some uncertainty regarding the tax treatment of the Fund’s indirect investments in commodities (see the SAI for more information).

U.S. Government Obligations Risk — U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Stock Selection Risk ― Like all actively managed funds, there is a risk that the Advisor’s strategy for managing the Fund may not achieve the desired results.  The portfolio securities selected by the Advisor may not perform as anticipated, and may therefore fail to meet the Fund’s investment objective.  In addition, the prices of common stocks move up and down in response to economic and market conditions and anticipated events.  As a result, the price of the Fund’s investments may go down and you could lose money on your investment.  Similarly, at any given time, the Fund’s portfolio may be significantly (up to 100%) exposed to long positions or it may be significantly (up to 50%) exposed to short positions depending on the Advisor’s general beliefs about the directional trends of the markets.  If the Advisor’s beliefs are inaccurate, the Fund’s positions could lose value.

High Portfolio Turnover Rate Risk — High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains taxed at ordinary income rates.

PERFORMANCE HISTORY

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance.  The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class P Shares of the Fund. If sales charges were included, the returns would be lower.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.theworldfunds.com or by calling toll-free 800-527-9525.

During the periods  shown in the bar chart,  the Class P  Shares'  highest return for a calendar quarter was 10.13% (quarter ending  12/31/10) and the Class P Shares' lowest return for a calendar  quarter was  (2.09%)(quarter ending 06/30/10).

Average Annual Total Returns For Period Ended December 31, 2010

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class P Shares	1 Year	Since Inception (03/24/2009)

Before Taxes	8.05%	9.67%
After Taxes on Distributions	8.05%	8.81%
After Taxes on Distributions and Sale of Fund Shares	5.23%	7.75%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	28.52%

INVESTMENT ADVISOR

Sherwood Forest Capital Management is the investment Advisor to the Fund.

PORTFOLIO MANAGER

Douglas A. Stewart has been the portfolio manager of the Fund since its inception in 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange is open for regular trading through a financial advisor, by mail (Sherwood Forest Alternative Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235) by wire, or by telephone at 1-800-673-0550.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.  The minimum initial purchase or exchange into the Fund is $2,500.  Subsequent investments must be in amounts of $100 or more.  The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment.  Ask your sales person or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

To achieve its investment objective, the Fund applies proprietary, Price and Technical Analysis methodologies to invest in exchange-traded funds (ETFs) which represent various major indices. These indices include: U.S. and overseas equity markets; U.S. fixed income markets; broad commodity indices; and various currency indices.

The Advisor’s top-down strategies and methodologies are designed to profit from market trends in both directions in broad asset classes, with little regard for fundamental research and/or analysis of individual equity or debt securities. The Advisor seeks investment opportunities for the Fund in ETFs (Exchange Traded Funds) as potential trends are identified. When the advisor identifies potential rising trends in the market, ETFs which hold traditional equity holdings are purchased. When the Advisor identifies potential falling trends in the market, ’Enhanced’ ETFs (as defined below) which move in an inverse relationship to the market are purchased.  Enhanced ETFs are ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index.  The Advisor does not cause the Fund to short any securities directly.  The Advisor’s strategy for the Fund is not biased towards ETFs which represent long investments or short investments, each opportunity is mutually independent.  The Advisor invests primarily in ETFs based on equity indices but allocations in other asset classes are made as well.  The Advisor also purchases ETFs that cover the following asset classes: commodities, currencies and fixed income. The Advisor also actively employs the use of cash and cash equivalents and, in particular, shares of money market funds.   As a result the broad diversification and the advisors ability to invest both long (utilizing ETFs) or short (utilizing enhanced/inverse ETFs) across these asset classes, the strategy may offer low volatility compared to traditional investment strategies. Furthermore, the Advisors’ methodology is designed to provide returns that are un-correlated the broad investment market over a long-term time frame.

Under normal market conditions, the Fund may allocate its assets among ETFs representing various regions and countries, including the United States.  As conditions warrant, the Fund may deviate from this strategy. Aside from various domestic ETFs, the Fund’s portfolio may also include ETFs which invest in Emerging Markets, Development Markets, Japan, Korea, Brazil and China. The Fund may invest up to 50% net long in international ETFs. The Fund may invest up to 50% in inverse ETFs. Generally, up to 25% of the Fund may be invested in the following asset classes: commodities, currencies and fixed income.  As previously noted, the remainder of the Fund may be allocated to either equity based ETFs or cash (and cash equivalents).  The Fund may invest directly in the securities which comprise the ETFs discussed above, such as individual equities and U.S. Government obligations. In addition to ETFs, the Fund’s investments in U.S. fixed income markets may include other investment companies.  The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Fund may engage in active and frequent trading of its portfolio securities.

Normally, the Fund will not engage in leveraged transactions, but reserves the right to utilize leverage in unique circumstances. An ETF is an open-end investment company that holds a portfolio of investments designed to track a particular market segment or underlying index. The Fund may invest in ETFs designed to provide investment results that match the performance of an underlying index.  The Fund may also invest in ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index (“Enhanced ETFs”).  In seeking to provide such results, an ETF, in particular, an Enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. The expenses associated with investing in ETFs are typically lower than the expenses associated with investing in all of the underlying securities which comprise the indices that the ETFs track. The Fund’s assets may be allocated among the different types of ETFs at the Advisor’s discretion. Additionally, the Fund may make short-term investments in cash, cash equivalents and short-term debt securities and/or money market instruments in response to adverse market, economic or political conditions (see “More Information About Fund Investments,” below).

MORE INFORMATION ABOUT RISK

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund.  The Fund is not a complete investment program.  The value of your investment will go up and down, which means you could lose money when you sell your shares.  There are risks involved with any investment, but the principal risks associated with an investment in the Fund include:

Market Risk ― The Fund is subject to market risk. Market risk is the possibility that, over short or long periods, security prices will decline. Because security prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

ETF Risk — Since the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Inverse Correlation Risk – To the extent the Fund invests in Enhanced ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such Enhanced ETF will fall as the performance of that Enhanced ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.

Foreign Securities Risk — Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations — The ETFs in which the Fund invests may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the ETFs’ assets denominated in that currency. Such changes will also affect the ETFs’ income. The value of the ETFs’ assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Taxes — The interest and dividends payable on certain of the ETFs’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to shareholders, including the Fund.

Costs — To the extent that an ETF in which the Fund invests is invested in foreign securities, the ETFs expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.
Emerging Markets — The ETFs in which the Fund invests may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an ETFs investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Fixed Income Risk — The Fund and certain ETFs or other investment companies in which the Fund may invest may invest in a broad range of bonds or fixed-income securities. The return on, and value of, an investment will fluctuate with changes in interest rates. Typically, when interest rates rise, the fixed-income security’s market value declines (interest-rate risk). Conversely, the longer a fixed-income security’s maturity, the lower its yield and the greater the risk of volatility (maturity risk). A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition (credit quality risk). This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy and domestic or worldwide economic conditions.

Short Sales Strategy Risk — Short sales are transactions in which the Fund or an underlying ETF sells a security it does not own. The Fund or underlying ETF must borrow the security to make delivery to the buyer. The Fund or underlying ETF is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying ETF. If the underlying security goes down in price between the time the Fund or underlying ETF sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying ETF will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss on these securities. The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund’s investment performance may suffer if the Fund or an underlying ETF is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or underlying ETF to deliver the securities the Fund or underlying ETF borrowed at the commencement of the short sale and the Fund or underlying ETF was unable to borrow the securities from another securities lender or otherwise obtain the security by other means.  Moreover, the Fund may be directly or indirectly subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s or underlying ETF’s open short positions. These expenses negatively impact the performance of the Fund or underlying ETF. For example, when the Fund or underlying ETF short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s or underlying ETF’s unrealized gain or reduces the Fund’s or underlying ETF’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund or underlying ETF is obligated to pay is greater than the return earned by the Fund or underlying ETF on investments, the performance of the Fund or underlying ETF will be negatively impacted. Furthermore, the Fund or underlying ETF may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund or underlying ETF to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Derivatives Risk — Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s or an underlying ETF’s ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund or underlying ETF buys or sells. The Fund or underlying ETF could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.  The lack of a liquid secondary market for a derivative may prevent the Fund or underlying ETF from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.  Because derivative instruments may be purchased by the Fund or an underlying ETF for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund or underlying ETF. Derivatives are often more volatile than other investments and the Fund or underlying ETF may lose more in a derivative than it originally invested in it.

Leveraging Risk – To the extent the Fund or an underlying ETF achieves leveraged exposure through the use of derivative instruments, the Fund will be subject to leveraging risk. The more the Fund or an underlying ETF invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund or an underlying ETF’s shares to be more volatile than if the Fund or an underlying ETF did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund or an underlying ETF’s portfolio securities or other investments. The Fund or an underlying ETF will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying ETF to liquidate portfolio positions when it would not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund or an underlying ETF, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund or an underlying ETF’s investment income, resulting in greater losses. The value of an Enhanced ETF’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Enhanced ETF’s investment strategies involve consistently applied leverage.

Non-Diversification Risk ― The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers.  As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Stock Selection Risk ― Like all actively managed funds, there is a risk that the Advisor’s strategy for managing the Fund may not achieve the desired results.  The portfolio securities selected by the Advisor may not perform as anticipated, and may therefore fail to meet the Fund’s investment objective.  In addition, the prices of common stocks move up and down in response to economic and market conditions and anticipated events.  As a result, the price of the Fund’s investments may go down and you could lose money on your investment.  Similarly, at any given time, the Fund’s portfolio may be significantly (up to 100%) exposed to long positions or it may be significantly (up to 50%) exposed to short positions depending on the Advisor’s general beliefs about the directional trends of the markets.  If the Advisor’s beliefs are inaccurate, the Fund’s positions could lose value.

Tax Risk — The Fund’s short sales will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. Due to the nature of the Fund’s investment strategies and expected high portfolio turnover rate, as discussed in this Prospectus, distributions of the Fund’s net investment income may likely be short-term capital gains that are taxable at ordinary income rates (as high as 35%).

Risk Related to Investing in Commodities — The Fund indirectly invests in commodities by investing in ETFs.  Commodities generate no interest or dividends, and the return from investments in commodities will be derived solely from the price gains or losses from the commodity.  A given commodity’s price may also be significantly affected by developments in that industry or related industries and prices of commodities may fluctuate over short periods of time.  The Fund’s investments in ETFs are susceptible to fluctuations in the commodity markets. Any negative changes in commodity markets could have a great impact on such investments. Income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the tax RIC qualification tests. This could make it more difficult (or impossible) for the Fund to qualify as a RIC. Furthermore, in August, 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities or derivatives based upon commodities.  The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty.  See the SAI for more information.

U.S. Government Obligations Risk — U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

High Portfolio Turnover Rate Risk — High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains taxed at ordinary income rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

While the Fund intends to remain substantially invested in equity securities, the Fund may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

This prospectus describes the Fund’s principal investment strategy, and the Fund will normally invest in the types of investments described in this prospectus. In addition to the investments described in this prospectus, the Fund also may use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

Temporary Defensive Positions ― The investments and strategies described in this prospectus are those that the Fund uses under normal conditions.  When the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. government securities (such as bills, notes, or bonds of the U.S. government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements.  For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies.  These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it may not achieve its stated investment objective. The Advisor decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

Changes in Investment Objective — The Fund’s investment objective may be changed by sole action of the Board of Trustees, without the approval of the Fund’s shareholders, upon 30 days’ written notice to shareholders.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is also available in the Fund’s SAI.

MANAGEMENT

The Trust ― The Trust was organized as a Delaware statutory trust on April 9, 2007.  The Trust is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Trust has retained the Advisor to manage all aspects of the investments of the Fund.

Investment Management ― Sherwood Forest Capital Management, located at 1649 Brandywine Drive, Charlottesville, VA 22901, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Advisor, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.

For the fiscal year ended July 31, 2011, the Advisor received an aggregate fee of 1.00% of the Fund’s average daily net assets for investment advisory services performed.

The Advisor has contractually agreed to reduce fees and reimburse expenses to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.90% of the Fund’s Class P Shares’ average daily net assets until November 30, 2012.  If at any point it becomes unnecessary for the Advisor to reduce its fees or make expense limitation reimbursements, the Board may permit the Advisor to retain the difference between the total annual Fund operating expenses and the Fund’s maximum expense limitation of 1.90% so the Advisor may recapture any of its prior fee reductions or expense reimbursements made during the preceding three-year period.

A discussion regarding the basis for the Board's approval of the Advisory Agreement is available in the Fund's Semi-Annual Report to Shareholders dated January 31, 2011.

Portfolio Manager. Douglas A. Stewart is a Portfolio Manager of Sherwood Forest Capital Management, the Fund’s Advisor.  Mr. Stewart entered the financial services field in 1996 with Primerica Financial Services, a division of Travelers.  In 1998 he moved to Nations Bank as a Regional Banker.  After investing 3 years in banking and insurance, Mr. Stewart joined Scott & Stringfellow in 1999 and began focusing on stock market analysis.  In 2003 he became an Independent Advisor with Pro-Integrity Securities, which was purchased by Williams Financial Group in 2005.  In July of 2007, Mr. Stewart opened Sherwood Forest Capital Management.   Mr. Stewart possesses his Series 7 and holds a BA in Education from Virginia Commonwealth University.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of securities in the Fund.

RELATED PERFORMANCE DATA OF THE ADVISOR

The following tables give the performance of actual, fee-paying separate accounts (each, an “Account”), referred to as a “Composite,” managed by the Advisor that have investment objectives, policies, strategies and risks similar to those of the Fund.  The Composite does not reflect all of the Advisor’s assets under management.  A complete list and description of the Advisor’s composites is available upon request.  The data illustrates the past performance of the Advisor in managing similar accounts.  The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Advisor.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses.  Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, custodial fees, foreign withholding taxes on dividends, interest income and capital gains paid, and execution costs paid by the Accounts included in the Composite, without taking into account federal or state income taxes.  Securities are not valued as of trade-date.  Each Account in the Composite was under management for the entire reporting period in which the Account was included.

The currency used to express performance in the Composite is stated in U.S. dollars.  Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular account.  Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws, e.g., the 1940 Act and the Internal Revenue Code of 1986, as amended.  Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund.  Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

The Advisor’s Long/Short Composite Characteristics1
(through December 31, 2010)

The following data illustrates the past performance of the Advisor in managing similar accounts and does not represent the performance of the Fund.

Year	Total Return (Net of Investment Management Fees)	Total Return (Gross of Investment Management Fees)	S&P 500 Index2,3	Number of Portfolios	Total Assets at End of Period ($ millions)	Percentage of Firm Assets
2010	8.32%	8.32%	15.06%	1	$25	100%
2009	4.09%	4.25%	26.46%	1	$28	100%
2008	32.05%	33.97%	(37.00%)	61	$28	100%
2007	6.86%	7.90%	4.82%	61	$28	100%
Since Inception	9.45%	9.45%	(2.86%)	61	$28	100%
1)
Returns include the reinvestment of all income and are based on fully discretionary accounts under management, including, for certain time periods, those accounts no longer with the Advisor.  Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual management fees paid by the accounts included in the Composite. The Advisor’s fee schedule for the Composite is as follows: 2.50% on the first $100,000; 2.00% on the next $200,000; 1.50% on the next $700,000 and 1.00% on the remainder. All fees are stated in annual rates and are typically billed quarterly. The Advisor has been verified for the following period: 4/01/2007 to 12/31/2010 by independent verifiers. A copy of the verification report is available upon request.

2)	The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.

3)	The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

SHAREHOLDER INFORMATION

The Fund's share price, called the NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the "Valuation Time"). As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Class P Shares’ NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to its Class P Shares, subtracting any liabilities attributable to Class P Shares, and then dividing by the total number of Class P Shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Class P Shares are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price for Class P Shares is equal to the NAV. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Share Class Alternatives – The Fund is currently authorized to offer investors four different classes of shares, one of which, Class P Shares, is offered by this prospectus. Additional information concerning the Fund's Class A Shares, Class C Shares or Institutional Shares may be obtained by reading a copy of the applicable prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices and minimum investment requirements. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial advisor to determine which class best meets your financial objectives.

PURCHASING SHARES

You may purchase Class P Shares through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by First Dominion Capital Corp. (the "Distributor") to sell shares (collectively, “Financial Intermediaries”).  Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker. You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 673-0550. Financial Intermediaries who offer Class P Shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different.

Customer Identification Program – Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

➢	Name;
➢	Date of birth (for individuals);
➢	Residential or business street address (although post office boxes are still permitted for mailing); and
➢	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document  to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Public Offering Price – When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form. The public offering price for Class P Shares is equal to the Fund's NAV. The Trust reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

Minimum Investments – The minimum initial investment for Class P Shares of the Fund is $2,500. Subsequent investments must be in amounts of $100 or more. The Trust may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

Purchases by Mail – For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Commonwealth Fund Services, Inc. (the "Transfer Agent"), the Fund’s transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the Fund. Please be sure to specify which class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire – You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Trust at (800) 673-0550 or the Transfer Agent at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent.  This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Purchases by Telephone – You may also purchase shares by telephone, by contacting the Fund at (800) 673-0550 or the Transfer Agent at (800) 628-4077.

REDEEMING SHARES

You may redeem Class P Shares at any time and in any amount by mail or telephone. You may also redeem Fund shares through Financial Intermediaries or though authorized broker-dealers.  Brokers may charge transaction fees for the sale of Fund shares, depending on your arrangement with the broker.

For your protection, the Transfer Agent will not redeem your Class P Shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

Your shares will be redeemed at the net asset value per share next determined after receipt of a redemption request in good order. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Trust may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell Class P Shares through a Financial Intermediary, it is the intermediary’s responsibility to transmit your order in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such intermediary.

Delivery of the proceeds of a redemption of Class P Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until a completed account application for the account is received to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail – To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered to the following address:

Sherwood Forest Alternative Fund
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately   to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption By Telephone – You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Fund at (800) 673-0550 or the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent may charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption By Wire – If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

ADDITIONAL INFORMATION

Signature Guarantees – To help to protect you and the Trust from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either: (a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form – Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts – Due to the relatively higher cost of maintaining small accounts, the Trust may deduct a fee of $50 per year (billed quarterly) from your account or may redeem the shares in your account, if the value of your account falls below $2,500. If you bring your account balance up to the required minimum within 30 days of being informed by the Transfer Agent that your account has become subject to the small account fee, no account fee or involuntary redemption will occur. The Trust will not close your account if it falls below the required minimum solely because of a market decline. The Trust reserves the right to waive this fee.

Automatic Investment Plan – Existing shareholders who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Frequent Purchases and Sales of Fund Shares – Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund’s portfolio by its Advisor, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example,   to handle large flows of cash into and out of the Fund, the Advisor may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can reduce the Fund's performance.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and a redemption) within a rolling twelve month period.  Shareholders exceeding four round-trips will be investigated by the Fund and restricted possibly from making additional investments in the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment Advisors, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future.

How To Transfer Shares – If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports – Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account and an Annual and a Semi-Annual Report.

Shareholder Communications – The Fund may eliminate duplicate mailings to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 673-0550.

General – The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions – Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the individual Fund's distribution schedule before you invest.

Taxes – The following is a summary of certain tax considerations that may be relevant to an investor in the Fund.  Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law.  You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions.  The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Fund, constitutes the Fund’s net investment income from which dividends may be paid to you.  The Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders all or substantially all of its net investment income and net capital gain each year.  Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you.  For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income.  Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains.  This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares.  The maximum long-term capital gain rate applicable to individuals is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met.  In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends.  But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend).  The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.  In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Fund’s holdings may not be qualifying dividends.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.  The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.  All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment.  This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements.  Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Foreign Currencies.   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes.  The Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries.  If at the close of the taxable year more than 50% in value of the Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges.  The sale of Shares is a taxable event on which a gain or loss may be recognized.  The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition.  Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them.  Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares.  A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund.  If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans.  The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding.  The Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders.  A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.  Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder.  Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Cost Basis Reporting.  As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Fund will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders.  The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.  Prior to January 1, 2012, the Fund's shareholders will be notified as to which default tax lot identification method the Fund will use.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes.  You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional.  Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Fund is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisors and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund’s Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, their policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares.

Rule 12b-1 Fees – The Board has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for Class P Shares (the “Rule 12b-1 Plan”). Pursuant to the Rule 12b-1 Plan, the Fund may finance from the assets of Class P Shares certain activities or expenses that are intended primarily to result in the sale of shares of Class P Shares. The Fund finances these distribution and service activities through payments made to the Fund’s Distributor. The fee paid to the Fund’s Distributor is computed on an annualized basis reflecting the average daily net assets, up to a maximum of 0.25% for Class P Shares. Because these fees are paid out of the Fund’s Class P Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Servicing – The Distributor is responsible for paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have written shareholder servicing agreements with the Distributor and perform these functions on behalf of their clients who own shares of the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class P Shares’ financial performance for the period of the Fund's Class P Shares’ operations. Certain information reflects financial results for a single Class P Share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Cohen Fund Audit Services, Ltd.,  independent registered public accounting firm, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

SHERWOOD FOREST LONG/SHORT FUND FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class P Shares (1)
	Year Ended July 31
	2011	2010	Period March 25, 2009 to July 31, 2009*
Net asset value, beginning ofperiod	$ 25.07	$ 26.69	$ 24.69
Investment activities
Net investment income (loss)	(0.27)	(0.32)	(0.16)
Net realized and unrealized gain(loss) on investments	1.93	(0.23)	2.16
Total from investment activities	1.66	(0.55)	2.00
Distributions
Net investment income	-	-	-
Net realized gain	-	(0.89)	-
Return of capital	-	(0.18)	-
Total distributions	-	(1.07)	-
Net asset value, end of period	$ 26.73	$ 25.07	$ 26.69
Total Return	6.62%	(2.20%)	8.10%	***
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses, net(B)(C)	1.90%	1.90%	1.90%	**
Net investment income (loss)	(1.02%)	(1.23%)	(1.73%)	**
Portfolio turnover rate	1959%	2121%	1286%	***
Net assets, end of period (000's)	$ 12,069	$ 4,672	$ 476
* Commencement of operations was March 25, 2009 for Class P.
** Annualized
*** Not annualized
(1) Per share amounts calculated using the average share method.
(A)           Fee waivers and reimbursement of expenses reduced the expense ratio and increased net investmentincome (loss) ratio by 0.29% for the year ended July 31, 2011, 0.45% for the year ended July 31, 2010 and  by0.64% for the period ended July 31, 2009.

(B) Expense ratio - net reflects the effect of the fee waivers and reimbursement of expenses.
(C) These ratios exclude the impact of expenses of the underlying security holdings listed in the Schedule ofInvestments.

You will find more information about the Fund in the following:

The Fund’s annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund’s Statement of Additional Information (the "SAI") dated November 30, 2011, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 673-0550 or by e-mail at: mail@ccofva.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Trust, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-22172)

WORLD FUNDS TRUST
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 673-0550

STATEMENT OF ADDITIONAL INFORMATION

Sherwood Forest Alternative Fund

a series of the WORLD FUNDS TRUST

Investment Advisor:
Sherwood Forest Capital Management
(the “Advisor”)

November 30, 2011

This Statement of Additional  Information  ("SAI") is not a prospectus.  It should be read in  conjunction  with the current  prospectuses  dated November 30, 2011 of the  Sherwood Forest Alternative Fund (the "Fund") as listed below, as they may be supplemented or revised from time to time.

This SAI is incorporated by reference into the Fund's prospectuses. You may obtain the prospectuses of the Fund, free of charge, by writing to World Funds Trust (the "Trust"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 673-0550.

Current prospectuses:

➢	Class A Shares (SFCEX);
➢	Class C Shares (SFCDX);
➢	Institutional Shares (SFCMX); and
➢	Class P Shares ("Platform Shares") (SFCPX);

THE TRUST

General.   World Funds Trust (the "Trust") was organized as a Delaware statutory trust on April 9, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and commonly known as a "mutual fund". The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

The Fund. This SAI relates to the prospectuses for the Sherwood Forest Alternative Fund (the “Fund”; formerly, the Sherwood Forest Long/Short Fund) and should be read in conjunction with the applicable prospectus. This SAI is incorporated by reference into the Fund's prospectuses.   No investment in shares should be made without reading the applicable prospectus. The Fund is a separate investment portfolio or series of the Trust.

Description of Multiple Classes of Shares. The Trust is authorized to issue four classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.75% and charging a 0.25% 12b-1 fee; Class C Shares imposing no front-end sales charge, imposing a deferred sales charge of 2.00% if shares are redeemed within 2 years after purchase and charging a 1.00% 12b-1 and service fee; Institutional Shares, imposing no front-end sales charge and not charging 12b-1 fees; and Platform Shares, imposing no front-end sales charge and charging a 0.25% 12b-1 fee.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

Non-Diversification. The Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in securities of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that the Fund be diversified (i.e., that it will not invest more than 5% of its assets in the securities of any one issuer) with respect to 50% of its assets. Per Subchapter M of the Code, the IRS requires that more than 50% of the Fund's total assets must consist of: cash; U.S. government securities; investments in other mutual funds; and individual securities that represent less than 5% of the Fund's total assets.

In addition, Subchapter M requires that no more than 25% of the value of the Fund's total assets is invested in (i) the securities (other than U.S. government securities or securities of other mutual funds) of any one issuer, (ii) the securities (other than the securities of other mutual funds) of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or (iii) the securities of one or more publicly traded partnerships.

Portfolio Turnover - Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Fund's Advisor makes purchases and sales for the Fund's portfolio whenever necessary, in the Advisor's opinion, to meet the Fund's objective. The Advisor anticipates that the average annual portfolio turnover rate of the Fund will typically be between 500% and 700%.

DESCRIPTION OF PERMITTED INVESTMENTS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective may invest in any type of security whose characteristics are consistent with its investment programs described below.

Exchange-Traded Funds ("ETFs")

The Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An "enhanced ETF" seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments.

When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called "creation units." Creation units are issued to anyone who deposits a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value ("NAV")) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends. Because ETF shares are created from the stocks of an underlying portfolio and can be redeemed into the stocks of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF's portfolio, which in turn helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its NAV.

The Fund intends to be an intermediate-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Advisor believes it is in the Fund's best interest to do so. The Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

The Fund intends to invest in commodity-based ETF shares which are not registered as an investment company (see "Other Investment Companies" below) under the 1940 Act. These investments may include, but are not limited to, DB Commodity Index Tracking Funds ("DBC"), GSCI Commodity Indexed Trust Funds ("GSG") or U.S. Dollar Index Funds ("UUP" or "UDN"). The main purpose of investing in ETFs of non-registered investment companies is to reduce risk and incur significant returns over the fiscal year. Furthermore, in connection with its investment in ETF shares, the Fund will incur various costs. The Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs.  In addition, the Fund is subject to other fees as an investor in ETFs.  Generally, those fees include, but are not limited to, Trustees fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of ETFs and therefore the shares representing a beneficial interest therein.

There is a risk that the ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest are each granted licenses by agreement to use the indexes as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although the Advisor believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Certain ETFs may not produce qualifying income for purposes of the “90% Test” (as defined below under the heading “Taxes”) which must be met  for the Fund to maintain its status as a regulated investment company under the Code.  If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than the Fund's portfolio management expects it could cause the Fund to inadvertently fail the 90% Test thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code unless the Fund fails 90% Test due to reasonable cause and not willful neglect.  If so, the Fund would be eligible to pay a penalty as long as such failure instead.  The amount of the penalty for non-compliance is 35% of the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

Other Investment Companies

The Fund may invest its assets in shares of other investment companies, including money market funds, other mutual funds or ETFs. The Fund's investments in money market funds may be used for cash management purposes and to maintain liquidity  to satisfy redemption requests or pay unanticipated expenses.  The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than the limits set forth in Rule 2830 of the Conduct Rules of the NASD applicable to funds of funds.

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company.

Equity Securities

The Fund may invest indirectly in equity securities through its investments in the shares of ETFs in which it invests. To a limited extent, the Fund may invest directly in equity securities consistent with the Fund's investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock.

To the extent the Fund is invested in the equity securities of small or medium-size companies, directly or indirectly, it will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, services, markets, financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

Fixed-Income Securities

The ETFs in which the Fund invests may invest in fixed-income securities, including government and corporate bonds, money market instruments, high yield securities or "junk bonds" and zero-coupon bonds. To a limited extent, the Fund may invest directly in fixed-income securities consistent with the Fund's investment objective and strategies. Zero-coupon bonds are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time. The Fund may invest up to 30% of its net assets in zero-coupon bonds. As set forth in the Fund's Prospectus, fixed-income securities purchased by the Fund may consist of obligations of any rating.  Fixed-income securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. High yield bonds are typically rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or below "BBB" by Standard & Poor's Ratings Group ("S&P") or below investment grade by other recognized rating agencies. The Fund may also invest in other mutual funds that invest in unrated securities of comparable quality under certain circumstances. Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:

➢
Sensitivity to Interest Rate and Economic Change. The economy and interest rates affect high yield securities differently than other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility or market prices of high yield bonds and the underlying fund's asset values.

➢
Payment Expectations.  High yield bonds present certain risks based on payment  expectations.   For example,  high  yield  bonds  may  contain redemption  and  call   provisions.   If  an  issuer  exercises   these provisions  in a declining  interest  rate market,  an  underlying  fund would have to  replace  the  security  with a lower  yielding  security, resulting  in a  decreased  return  for  investors.  Conversely, a high yield bond's value will decrease in a rising  interest  rate market,  as will the value of the underlying  fund's assets.  If an Underlying  Fund experiences  unexpected  net  redemptions,  it may be forced to sell its high yield bonds  without  regard to their  investment  merits,  thereby decreasing  the asset base upon  which the  underlying  fund's  expenses can be spread  and  possibly  reducing  the  underlying  fund's  rate of return.

➢
Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a fund's ability to accurately value high yield bonds and may hinder a fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

➢
Credit Ratings.  Credit  ratings  evaluate the safety of principal  and interest  payments,  not the  market  value  risk of high  yield  bonds. Also,  because  credit  rating  agencies  may fail to timely  change the credit  ratings  to reflect  subsequent  events,  Underlying  Funds must monitor  the  issuers  of  high  yield  bonds  in  their  portfolios  to determine if the issuers will have  sufficient  cash flow and profits to meet  required  principal  and  interest  payments,  and to  assure  the bonds' liquidity so the underlying fund can meet redemption requests.

High-yield securities are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or "pay-in-kind" securities. An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. The payment of principal and interest on most fixed-income securities purchased by a fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its fixed-income securities may be materially adversely affected by litigation or other conditions.

The ratings of S&P, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of fixed-income securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and fixed-income securities with the same maturity, interest rate and rating may have different yields while fixed-income securities of the same maturity and interest rate with different ratings may have the same yield. For a more detailed description of ratings, please see Appendix A.

Foreign Investments and Currencies

The ETFs in which the Fund invests may invest in securities of foreign issuers of any size and foreign securities traded on a national securities market.

Depositary Receipts. The ETFs in which the Fund may invest may invest their assets in securities of foreign issuers in the form of depositary receipts, including ADRs, which are securities representing securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The ETFs in which the Fund invests may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the underlying fund's assets denominated in that currency. Such changes will also affect the underlying fund's income. The value of the underlying fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Taxes. The interest and dividends payable on certain of the underlying funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to shareholders, including the Fund.

Costs. To the extent that an ETF in which the Fund invests is invested in foreign securities, the underlying fund's expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. The ETFs in which the Fund invests may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an underlying fund's investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Derivative Instruments

As a non-principal investment strategy, the Fund may use futures contracts (sometimes referred to as "futures") and options on futures contracts (collectively, "Derivative Instruments") as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund's position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Derivative Instruments will be limited by tax considerations. Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act. In addition to the instruments, strategies and risks described below and in the Prospectus, the Fund's Advisor may discover additional opportunities in connection with Derivative Instruments and other similar or related techniques. These new opportunities may become available as the Advisor develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments or other techniques are developed. The Advisor may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities.

Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)
Successful use of most Derivative Instruments depends upon the Advisor's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Advisor may still not result in a successful transaction. The Advisor may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)
Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)
As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (e.g., financial instruments other than purchased options). If the Fund were unable to close out its positions in such financial instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counter-party") to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)
Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover. Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (the "Custodian"), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Under the supervision of the Board of Trustees, the Fund will determine whether investments in futures contracts and options thereon are illiquid. The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid; that is, not readily marketable.

Options. Put and call options for various securities and indices are traded on national securities exchanges. As is consistent with a Fund's investment objectives, options may be used by a Fund from time to time as the Advisor deems to be appropriate. Options will generally be used for hedging purposes.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." To close out an option position, a Fund may enter into a "closing transaction" - the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

Although a Fund may engage in option transactions as hedging transactions, there are risks associated with such investments, including the following: (i) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. Each Fund is permitted to engage in option transactions with respect to securities that are permitted investments and related indices. Any Fund that writes call options will write only covered call options.

The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

Swaps, Caps, Floors and Collars. Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount" in return for payments equal to a fixed rate times the same amount for a specific period of time. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and its share price and yield.

Short Sales

The Fund's investment strategy entails making short sales on securities in its portfolio representing up to 50% of the Fund's net assets. The Fund may also invest in ETFs that engage in short sales.  Short sales are transactions in which a fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the fund. To complete such a transaction, a fund must borrow the security to make delivery to the buyer. A fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A fund also will incur transaction costs in effecting short sales.

A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short sales may, however, protect a fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly. There can be no assurance that a fund will be able to close out a short position at any particular time or at an acceptable price.

A fund also must segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short. The dollar amount of short sales may not exceed 50% of the net assets of the Fund at any time.

Borrowing

The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Fund's NAV and on the Fund's investments. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Fund may also borrow money to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days  to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the Fund's portfolio.

Securities Lending

The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals)  to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund's total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Temporary and Cash Investments

When the Advisor believes market, economic or political conditions are unfavorable for investors, the Advisor may invest up to 100% of the Fund's net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. Temporary defensive investments generally may include U.S. Government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, money market mutual fund shares and other money market equivalents. The Advisor also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. The Fund may invest in any of the following securities and instruments:

Money Market Mutual Funds. The Fund may invest in money market mutual funds in connection with its management of daily cash positions, in an attempt to sidestep market declines or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund's investments in money market mutual funds may be used for cash management purposes and to maintain liquidity  to satisfy redemption requests or pay unanticipated expenses.

Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund's direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, will be determined by the Advisor to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "A" or higher by S&P or "A" or higher by Moody's. For a more detailed description of ratings, please see Appendix A.

Illiquid Securities

Certain types of securities in which the Fund may invest may be illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security. Illiquid securities present the risks that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are generally no restrictions on the Fund's ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act will be considered liquid if determined to be so under procedures adopted by the Board of Trustees. The Advisor is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees). The Advisor will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security. Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by an NRSRO; the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed.  If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities, which may not exceed 15% of the Fund's net assets. Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that the Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities. The Fund is permitted to sell restricted securities to qualified institutional buyers.

Other Investments

The Fund may also invest in the following.

Asset-Backed Securities. Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Bank Investment Contracts.   BICs are contracts issued by U.S. banks and savings and loan institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A BIC provides that this guaranteed interest will not be less than a certain minimum rate. A BIC is a general obligation of the issuing bank or savings and loan institution and not a separate account. The purchase price paid for a BIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

BICs are generally not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, an active secondary market in BICs currently does not exist. Therefore, BICs are considered to be illiquid investments.

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as are GNMA certificates, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the United States Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantees timely payment of monthly principal reduction. Government and private guarantees o not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities. These are mortgage-backed securities issued by a non-governmental entity such as a trust, which securities include collateralized mortgage obligations and real estate mortgage investment conduits that are rated in one of the top three rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by each Fund's investment managers. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Advisor monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of each Fund's investment managers, liquidity or other considerations so warrant.

Restricted Securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As is consistent with a Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment purposes. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent that it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Separately Traded Interest and Principal Securities ("STRIPs"). STRIPs are component parts of U.S. Treasury securities traded through the federal book-entry system. The Advisor will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate the Fund's investment policy concerning investments in illiquid securities.

Short-Term Obligations of State and Local Government Issuers. The Fund may, when deemed appropriate by the Advisor and in light of each Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

Standby Commitments. Some securities dealers are willing to sell Municipal Securities to a Fund accompanied by their commitments to repurchase the Municipal Securities prior to maturity, at the Fund's option, for the amortized cost of the Municipal Securities at the time of repurchase. These arrangements are not used to protect against changes in the market value of Municipal Securities. They permit a Fund, however, to remain fully invested and still provide liquidity to satisfy redemptions. The cost of Municipal Securities accompanied by these "standby" commitments could be greater than the cost of Municipal Securities without such commitments. Standby commitments are not marketable or otherwise assignable and have value only to a Fund. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased. However, without a standby commitment, these securities could be more difficult to sell. The Fund may enter into standby commitments only with those dealers whose credit the Advisor believes to be of high quality.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. Government Agency Obligations. Obligations issued or guaranteed by agencies of the U.S. government, including, but not limited to, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. government, including, but not limited to, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. Treasury and U.S. Government Agency Securities. Any guarantee by the U.S. government of the securities in which either Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of that Fund.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPs.

Variable and Floating Rate Instruments. Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

When-Issued And Delayed Delivery Securities. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems it appropriate.

INVESTMENT LIMITATIONS

Fundamental Investment Policies and Restrictions - The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1.
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations  thereunder or any exemption therefrom, as such statute, rules or  regulations may be amended or interpreted from time to time.

2.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies - In addition to the Fund's investment objective(s), the following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

The Fund may not:

1.
Purchase  any  securities  which  would  cause  25% or more of the total assets  of a Fund  to be  invested  in  the  securities  of one or  more issuers  conducting  their  principal  business  activities  in the same industry,  provided that this  limitation  does not apply to investments in  obligations  issued  or  guaranteed  by  the  U.S.  government,  its agencies or instrumentalities  and repurchase  agreements involving such securities.  For  purposes of this  limitation,  (i)  utility  companies will be  classified  according  to  their  services,  for  example,  gas distribution,  gas  transmission,  electric and  telephone  will each be considered a separate  industry;  and (ii) financial  service  companies will be  classified  according to the end users of their  services,  for example,  automobile finance,  bank finance and diversified finance will each be considered a separate industry.

2.
Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

3.
Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4.
Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Commodities and Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in commodities or real estate. However, the Fund's current investment policy is as follows: the Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

INVESTMENT ADVISOR

Advisor - Sherwood Forest Capital Management, LLC, 1649 Brandywine Drive, Charlottesville, VA 22901, is the Fund's investment Advisor. The Advisor is registered as an investment Advisor under the Investment Advisors Act of 1940, as amended. The Advisor is an independent, privately held Virginia limited liability company.

Under the Advisory Agreement, the Advisor is responsible for the day-to-day decision-making with respect to the Fund's investment program. The Advisor, subject to the general supervision of the Board and in accordance with the investment objectives, policies and restrictions of the Fund, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold and provides the Trust and its agents with records relating to its activities. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

For its services under the Advisory Agreement, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.  For the period ended July 31, 2009, the Advisor earned $45,026 in investment management fees, waived $28,231 in investment management fees and reimbursed expenses of $14,200.  For the fiscal year ended July 31, 2010, the Advisor earned $218,768 in investment management fees and waived $92,977 in investment management fees.  For the fiscal year ended July 31, 2011, the Advisor earned $310,910 in investment management fees and waived $91,040 in investment management fees.

The Advisor has contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding the amounts listed in the table below, as a percentage of average daily net assets, of the applicable class until November 30, 2012. If at any point it becomes unnecessary for the Advisor to reduce its fees or make expense limitation reimbursements, the Board may permit the Advisor to retain the difference between the total annual Fund operating expenses and the amounts listed below to recapture any of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Fund Class A Shares Class C Shares Class P Shares Institutional Shares

Sherwood Forest 1.90% 2.65% 1.90% 1.65%

Pursuant to the terms of the Advisory Agreement, the Advisor pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Advisor under the Advisory Agreement are not exclusive, and the Advisor is free to perform similar services for others.

PORTFOLIO MANAGER

Portfolio Manager - As described in the prospectus, Douglas A. Stewart serves as the Portfolio Manager responsible for the day-to-day investment management of the Fund. This section includes information about the Portfolio Manager, including information about other accounts he manages, the dollar range of Fund shares he owns and how he is compensated.

In addition to the Fund, the Portfolio Manager is responsible for the day-to-day management of certain other accounts, as listed below. Note that none of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of July 31, 2011.

Name Registered Other Pooled Other Accounts
investment Companies Investment Vehicles
Number Total Number Total Number Total Assets
of of of (in millions)
Accounts Assets Accounts Assets Accounts

Douglas A. Stewart 0 $0 0 $0 0 $0

Conflicts of Interests - The Portfolio Manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation - For his services, the Portfolio Manager receives a fixed annual salary plus a discretionary bonus. The Portfolio Manager does not receive compensation that is based upon the Fund's, any separate account strategy, partnership or any other commingled account's, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. The Portfolio Manager does not receive any special or additional compensation from the Advisor for his services as Portfolio Manager. The Portfolio Manager receives a salary from the Advisor. The Portfolio Manager is a shareholder of Sherwood Forest Capital Management. As a shareholder, the Portfolio manager is entitled to share in any dividends or appreciation of Sherwood Forest Capital Management company's stock.

Fund Shares Owned by Portfolio Manager - The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of July 31, 2011, the Portfolio Manager did not beneficially own shares of the Fund.

SERVICE PROVIDERS

Administrator - Pursuant to the Administrative Services Agreement with the Trust (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Advisor. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.10% on the first $100 million of average daily net assets of the Fund; and 0.07% on the average daily net assets of the Fund in excess of $100 million subject to minimum amounts. CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For compliance services related to the administration, transfer agency and underwriting services provided to the Fund, CSS shall be paid monthly at the annual rate of $12,000 per fund on funds with assets ranging from $0.00 million to $50 million; $18,000 per fund on funds with assets greater than $50 million but less than $250 million; and $24,000 on assets greater than $250 million. CSS reserves the right to waive this fee.  For the fiscal period ended July 31, 2009, CSS earned $9,205 for its services.  For the fiscal year ended July 31, 2010, CSS earned $35,026 for its services.  For the fiscal year ended July 31, 2011, CSS earned $43,291 for its services.

Custodian - UMB Bank, N.A. (the "Custodian"), 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as the custodian of the Fund's assets. The Custodian has entered into a foreign sub-custody arrangement with Citibank, N.A., as the approved foreign custody manager (the “Delegate”) to perform certain functions with respect to the custody of the Fund's assets outside of the United States of America. The Delegate shall place and maintain the Fund's assets with an eligible foreign custodian; provided that, the Delegate shall be required to determine that the Fund's assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market.

Accounting Services - Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 acts as the accounting services agent of the Fund. As the accounting services agent of the Fund, CFA maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly on the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses.  For the fiscal period ended July 31, 2009, CFA earned $6,904 for its services.  For the fiscal year ended July 31, 2010, CFA earned $21,877 for its services. For the fiscal year ended July 31, 2011, CFA earned $31,291 for its services.

Transfer Agent - Pursuant to a Transfer Agent Agreement with the Trust, Commonwealth Fund Services, Inc. ("CFSI" or the "Transfer Agent") acts as the Trust's transfer and dividend disbursing agent. CFSI is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

CFSI provides certain shareholder and other services to the Trust, including furnishing account and transaction information and maintaining shareholder account records. CFSI is responsible for processing orders and payments for share purchases. CFSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

Principal Underwriter - First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.

FDCC is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund's shares is continuous. The Distributor is entitled to a portion of the front-end sales charge on the sale of Class A Shares as described in the prospectus and this SAI. The Distributor is also entitled to the payment of deferred sales charges upon the redemption of Fund shares as described in the applicable prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the applicable prospectus and this SAI.  For the fiscal period ended July 31, 2011, FDCC received $3,635 from the sale of Fund shares.  For the fiscal year ended July 31, 2011, FDCC received $8,330 of deferred sales charges.

Independent Registered Public Accounting Firm - The Trust's independent registered public accounting firm, Cohen Fund Audit Services, Ltd., audits the Trust's annual financial statements, provides financial, tax and account consulting services as requested and prepares the Trust's tax returns. Cohen Fund Audit Services, Ltd. is located at 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145-1524.

Legal Counsel - The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law Group, 2041 W. 141st Terrace, Suite 119, Leawood, KS 66224, serves as legal counsel to the Trust and the Fund.

TRUSTEES & OFFICERS OF THE TRUST

Trustees and Officers - The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The trustees who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment Advisor and the principal underwriter, and officers of the Trust, are noted with an asterisk(*).

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills.  Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.   Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation and serves as a member of 4 other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mr. David J. Urban has been a Professor of Education since 1989.   His strategic planning, organizational and leadership skills help the Board set long-term goals.  Ms. Mary Lou H. Ivy has over 10 years of business experience as a practicing tax accountant and, as such, brings tax, budgeting and financial reporting skills to the Board.  She also holds a Certified Public Accountant designation.  Mr. John Pasco III serves as President, Treasurer and Director of the Trust’s administrator and also serves as a member of 2 other mutual fund boards outside of the Fund Complex.  Mr. Pasco has over 30 years of experience in the mutual fund industry, including several years on staff with the Securities and Exchange Commission.  With experience from these positions, he is able to provide the Board with knowledge and insight related to fund administration.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
John Pasco III* 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 10, 1945	Trustee	Indefinite, Since June 2010
President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”),the Trust’s Administrator; President and Director of First Dominion Capital Corp. (“FDCC”), the Trust's underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Trust's Transfer and Disbursing Agent, President and Treasurer of Commonwealth Capital Management, LLC ("CCM"), investment Advisor ; President and Director of Commonwealth Fund Accounting, Inc. ("CFA"), which provides bookkeeping services to the Trust; Chairman, Trustee and President of World Insurance  Trust, a registered investment company, from May, 2002 to December 2009; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997. Mr. Pasco is a certified public accountant.
				2	The World Funds, Inc.; World Insurance Trust; American Growth Fund, Inc.

Mr. Pasco would be an “interested trustee”, as that term is defined in the 1940 Act, because of his positions with and financial interests in CCM, CSS, CFSI, CFA and FDCC.

NON-INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Anthony J. Hertl 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 5, 1950	Trustee	Indefinite, Since June 2010	Consultant to small and emerging businesses since 2000. Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, NY where he served in this capacity for four years. Mr. Hertl is a Certified Public Accountant.	2	Northern Lights Fund Trust; Northern Lights Variable Trust; AdvisorOne Funds; The India Select Fund; Global Real Estate Investments; Satuit Capital Management Trust
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 27, 1955	Trustee	Indefinite, Since June 2010	Virginia Commonwealth University, Professor of Education since 1989.	2	None
Mary Lou H. Ivy 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: February 19, 1958	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., Certified Public Accountants, since 2008; Accountant, Wildes, Stevens & Brackens & Co., Certified Public Accountants, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., Certified Public Accountants, from1997 to 2007.	2	None

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 29, 1964	Treasurer	Indefinite, Since June 2008	Executive Vice President of Commonwealth Shareholder Services, since 2003. Financial Reporting Manager, Commonwealth Shareholder Services, Inc. from 2001 to 2003.	2	N/A
Lauren Jones 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: March 11, 1982	Secretary	Indefinite, Since December 2009	Relationship Manager, Commonwealth Shareholder Services, Inc., since 2006. Account Manager, Insider NYC, an Event Planning firm, from 2004 to 2005.	2	N/A
David D. Jones 719 Sawdust Road Suite 113 The Woodlands, TX 77380 DOB: September 18, 1957	Chief Compliance Officer	Indefinite, Since April 2007	Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004. Principal Attorney, David Jones & Assoc., P.C. , a law firm, since 1998. B.A. in Economics from the University of Texas at Austin, 1983. Juris Doctorate (cum laude) from St. Mary’s Law School, 1994.	2	N/A

BOARD OF TRUSTEES

The Board of Trustees oversees the Trust and certain aspects of the services that the Advisor and the Funds’ other service providers.  Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Mr. Hertl, Mr. Urban and Ms. Ivy.  The functions of the Audit Committee are to meet with the Trust's independent auditors to review the scope and findings of the annual audit, discuss the Trust's accounting policies, discuss any recommendations of the independent auditors with respect to the Trust's management practices, review the impact of changes in accounting standards on the Trust's financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board.  For the Trust’s most recent fiscal year ended July 31, 2011, the Audit Committee met 4 times.

Trustee Compensation - Each Trustee who is not an "interested person" of the Trust may receive compensation for their services to the Trust.  All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.  Each qualifying Trustee received $2,083 for the fiscal year ended July 31, 2011.

Trustee Ownership of Fund Shares - As of October 31, 2011, no Trustees owned any amounts of Fund shares.

Sales Loads.  No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Advisor or the principal underwriter and by the members of their immediate families.

The Chairman of the Board of Trustees is Mr. Pasco, who is an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust does not have a “lead” independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the each Fund’s Chief Compliance Officer, investment Advisors and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment Advisors, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the each Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment Advisors and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Policies Concerning Personal Investment Activities - The Fund, the Advisor and principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for its own account.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies - The Trust is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board has delegated to the Advisor the responsibility for decisions regarding proxy voting for securities held by the Fund. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.  Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling (800) 673-0550; and (2) on the SEC's website at http://www.sec.gov.

PRINCIPAL SECURITIES HOLDERS

As of October 31, 2011, the following persons owned of record or beneficially owned 5% or more of the outstanding voting shares of the Fund's Class A  Shares:

Names and addresses	Number of Shares	Percent of Fund

Stifel Nicolaus & Co., Inc. 501 North Broadway St. Louis, MO 63102	4,413.925	15.64%

Eleanor D. Gomolinski Pershing, LLC P. O. Box 2052 Jersey City, NY 07303	1,924.557	6.82%
Deborah L. Evans Stifel Nicolaus & Co., Inc. 501 North Broadway St. Louis, MO 63102	1,677.852	5.94%

As of October 31, 2011, the following persons owned of record or beneficially owned 5% or more of the outstanding voting shares of the Fund's Class C  Shares:

Names and addresses	Number of Shares	Percent of Fund

Stifel Nicolaus & Co., Inc. 501 North Broadway St. Louis, MO 63102	1,895.039	5.18%

Timothy J. Stezzi Stifel Nicolaus & Co., Inc. 501 North Broadway St. Louis, MO 63102	1,968.501	5.38%

Richard L Hale Family Pershing, LLC P. O. Box 2052 Jersey City, NJ 07303-9998	2,163.651	5.92%

As of October 31, 2011, the following persons owned of record or beneficially owned 5% or more of the outstanding voting shares of the Fund's Institutional Shares:

Names and addresses	Number of Shares	Percent of Fund

Charles Schwab & Co., Inc. 101 Montgomery St San Francisco, CA 94104-4122	75,016.185	12.85%

As of October 31, 2011, the following persons owned of record or beneficially owned 5% or more of the outstanding voting shares of the Fund's Class P Shares:

Names and addresses	Number of Shares	Percent of Fund

Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104-4122	319,476.756	92.34%

Management Ownership. As of October 31, 2011, the trustees and officers, as a group, owned less than 1% of the outstanding shares of the Trust, its series or classes.

DETERMINATION OF NET ASSET VALUE

General Policy - The Fund adheres to Section 2(a)(41), and Rule 2a-4  thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

Money Market Securities and other Debt Securities - If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

Use of Third-Party Independent Pricing Agents - Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required  to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Statement of Intention - The reduced sales charge and public offering price applicable to Class A Shares, as set forth in the prospectus, applies to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Class A Shares equal to 4.50% (declining to 0.00% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed Class A Shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Dealer Reallowances - Class A Shares of the Fund are sold subject to a front-end sales charge as described in the prospectus. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.

Dealer Reallowance As a Percentage of Offering Price
Up to $50,000	$50,000 but less than $100,000	$100,000 but less than $250,000	$250,000 but less than $500,000	$500,000 but less than $1,000,000	$1,000,000 and over

5.00%	3.75%	2.75%	2.00%	1.75%	None

Plan of Distribution - The Fund has a Plan of Distribution or "12b-1 Plan" for its Class A Shares, Class C Shares and Platform Shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect. The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority rules concerning sales charges.

The 12b-1 Plan provides that the Fund will pay a fee to FDCC at an annual rate of 0.25% of the average daily net assets attributable to the Fund's outstanding Class A Shares or Platform Shares, as applicable, and at an annual rate of up to 1.00% of the average daily net assets attributable to the Fund's outstanding Class C Shares, in consideration for distribution and other services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of such Fund's shares. The fee is paid to FDCC as compensation for distribution-related activities.  For the fiscal period ended July 31, 2009, $775 was incurred in distribution and shareholder servicing fees.  For the fiscal year ended July 31, 2010, $28,958 was incurred in distribution and shareholder servicing fees.  For the fiscal year ended July 31, 2011, $51,130 was incurred in distribution and shareholder servicing fees.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Trust". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Trust understands that Service Organizations may charge fees to their customers who are the beneficial owners of Fund shares, in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Trust, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Fund shares.

The Board has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the applicable classes' outstanding shares of such Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

Shareholder Servicing Plan - The Fund has adopted a shareholder service plan on behalf of its Class A Shares, Class C Shares, Institutional Shares and Platform Shares. Under a shareholder services plan the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: 1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder's account; 3) maintaining retirement plan accounts; 4) answering questions and handling correspondence for individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; 7) executing daily investment "sweep" functions; and 8) furnishing investment advisory services.

Because the Fund has adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm's customers.

The Fund does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the
Fund and any compensation the authorized firm may receive directly from its clients.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares - You may purchase shares of the Fund directly from the Distributor. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time it prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and this SAI. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Trust or the Advisor may waive the minimum initial investment for purchases by officers, trustees, and employees of the Trust and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares. Shareholders may exchange their shares for the same class of shares of any other fund of the Trust, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements.  A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent may charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trust determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Advisor believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until the third business  day. The sale of Fund shares to complete an exchange will be effected at the net asset value of the fund next computed  after your  request for  exchange is received in proper form.

Eligible Benefit Plans - An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds of the Trust.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $2,500 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares - You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

If you are in a category of investors who many purchase Class A Shares without a front-end sales charge, a two percent (2.00%) deferred sales charge payable to the Distributor is deducted from the proceeds of the Fund's Class A Shares if redeemed within 360 days after purchase.

The Fund's procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order (less the 2.00% deferred sales charge on purchases of Class A Shares held for less than 360 days and for which no sales charge was paid at the time of purchase). Payment will be made promptly, but no later than the seventh day following the receipt of the redemption request in proper order. The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor or the Distributor and their affiliates may, out of their own resources and without additional cost to the Fund or its shareholders, pay a 1% solicitation fee to securities dealers or other financial intermediaries (collectively, a "Financial Intermediary") on each customer purchase solicited by the Financial Intermediary in excess of $1 million. These payments may be in addition to payments made by the Fund to the Financial Intermediary under the Fund's Rule 12b-1 Plan. For more information regarding the Fund's Rule 12b-1 Plan, please see "Distribution - Plan of Distribution."

SHAREHOLDER SERVICES

As described briefly in the applicable prospectus, the Fund offers the following shareholder services:

Regular Account - The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectus to open your account.

Telephone Transactions. A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm he shareholder's identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans - Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans - Fund shares are available for purchase in connection with the following tax-deferred prototype retirement plans:

1.
Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2.	Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Trust at (800) 673-0550. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax Advisor for specific advice concerning your tax status and plans.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax Advisors with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations, rulings and decisions under it, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

FEDERAL - GENERAL INFORMATION

The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, such Fund could be disqualified as a regulated investment company.

In addition to satisfaction of the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership.

Beginning in 2011, if a RIC fails this 90% source-of-income test and the failure is due to reasonable cause and not willful neglect the Fund would be eligible to pay a penalty.  The amount of the penalty for non-compliance is 35% of the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

Also, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund does not hold more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities (including equity securities of a qualified publicly traded partnership) of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses or (iii) one or more qualified publicly traded partnerships. The Fund intends to comply with these requirements.

Beginning in 2011, if a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,.” meaning that   the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.  Such cure right is similar to that previously and currently permitted for a REIT.

Similarly, beginning in 2011, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury).  In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Fund’s current and accumulated earnings and profits.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The Fund intends to distribute annually to its shareholders all or substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, such the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by such the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of such Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income except as described below for qualified dividends.

If an individual, trust or estate receives a regular dividend or qualified dividends qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of such Fund, and as a capital gain thereafter (if the shareholder holds his shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date such Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

BACK-UP WITHHOLDING
In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

SECTIONS 351 AND 362
The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, such Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine deemed and beneficial share ownership for purposes of the 80% determination.

QUALIFIED DIVIDEND INCOME
Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% to the extent the Fund receives qualified dividend income on the securities it holds and such Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains.

CORPORATE DIVIDENDS RECEIVED DEDUCTION
The Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

NET CAPITAL LOSS CARRYFORWARDS
To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of capital gain dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if that Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Beginning in 2011, a RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term).  For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.Net capital loss carry-forwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

EXCESS INCLUSION INCOME
Certain types of income received by the Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI cause a charitable remainder Trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS
The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund including the effect of fluctuations in the value of foreign currencies, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring such Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, such Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if such Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions.  In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss that may arise in respect of any termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Internal Revenue Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Internal Revenue Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If there is a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Commodities.  The Fund invests in ETFs that invest in commodities and may make other direct or indirect investments in commodities.  These investments are susceptible to fluctuations in the commodity markets. Any negative changes in commodity markets could have a great impact on such investments.  Income derived from investments in ETFs that invest in commodities or other direct or indirect investments in commodities may not be qualifying income for purposes of the tax RIC qualification tests. This could make it more difficult (or impossible) for the Fund to qualify as a RIC. In addition, there is some uncertainty regarding the tax treatment of the Fund’s indirect investments in commodities In August, 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities or derivatives based upon commodities.  The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension. This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities.  To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest.  A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

 Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders.  A tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax Advisors concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

 Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions.  The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

SHAREHOLDER REPORTING OBLIGATIONS WITH RESPECT TO FOREIGN FINANCIAL ASSETS.

Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

OTHER REPORTING AND WITHHOLDING REQUIREMENTS.

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

SALES OF SHARES
Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

OTHER TAXES
For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

FOREIGN TAXES
It is expected that certain income of the Fund will be subject to foreign withholding taxes and other taxes imposed by countries in which the Fund invest. If the Fund is liable for foreign income taxes, including such withholding taxes, such Fund may meet the requirements of the Code for “passing through” to its shareholders the foreign taxes paid, but there can be no assurance that the Fund will be able to do so.  Under the Code, if more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, such Fund may file an election with the Internal Revenue Service to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. The Fund expects to be able to make this election, though no assurance can be given that they will be able to do so.  Pursuant to this election, a shareholder (a) will include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign income taxes paid by the Fund; (b) will treat the shareholder’s pro rata share of such foreign income taxes as having been paid by the shareholder; and (c) may, subject to certain limitations, be entitled either to deduct the shareholder’s pro rata share of such foreign income taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against U.S. income taxes.  Shortly after any year for which the Fund makes such a pass-through election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.

If the Fund does not make the election, any foreign taxes paid or accrued will represent an expense to such Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

The rules governing foreign tax credits are complex and, therefore, shareholders should consult their own tax Advisors regarding the availability of foreign tax credits in their particular circumstances.

TAXATION OF NON-U.S. SHAREHOLDERS
Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For foreign shareholders of the Fund a distribution attributable to such Fund’s sale of a real estate investment trust or other U.S. real property holding company will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of such Fund’s assets are invested in real estate investment trusts and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. A distribution from the Fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by such Fund from a real estate investment trust. Restrictions apply regarding wash sales and substitute payment transactions.

COST BASIS REPORTING
As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Fund will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.  Prior to January 1, 2012, the Fund's shareholders will be notified as to which default tax lot identification method the Fund will use.

For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

REPORTING
If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax Advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax Advisors as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions - Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Advisor that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Advisor believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal period from February 13, 2009 (commencement of operations) to July 31, 2009, the Fund paid $38,097 in aggregate brokerage commissions on portfolio transactions.  For the fiscal year ended July 31, 2010, the Fund paid $115,186 in aggregate brokerage commissions on portfolio transactions.  For the fiscal year ended July 31, 2011, the Fund paid $217,403 in aggregate brokerage commissions on portfolio transactions.

Brokerage Selection - The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Fund's Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that their allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The Financial Industry Regulatory Authority has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal period from February 13, 2009 (commencement of operations) to July 31, 2009, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
$-0-	$-0-

For the fiscal year ended July 31, 2010, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
$-0-	$-0-

For the fiscal year ended July 31, 2011, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
$-0-	$-0-

Brokerage with Fund Affiliates - The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the "1934 Act") and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from February 13, 2009 (commencement of operations) to July 31, 2009, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.  All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

Aggregate Dollar Amount of Brokerage Commissions Paid to Affiliated Brokers	Percentage of Total Brokerage Commissions Paid to Affiliated Brokers	Percentage of Total Brokerage Transactions Effected Through Affiliated Brokers
$-0-	0%	0%

For the fiscal year ended July 31, 2010, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.  All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

Aggregate Dollar Amount of Brokerage Commissions Paid to Affiliated Brokers	Percentage of Total Brokerage Commissions Paid to Affiliated Brokers	Percentage of Total Brokerage Transactions Effected Through Affiliated Brokers
$-0-	0%	0%

For the fiscal year ended July 31, 2011, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.  All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

Aggregate Dollar Amount of Brokerage Commissions Paid to Affiliated Brokers	Percentage of Total Brokerage Commissions Paid to Affiliated Brokers	Percentage of Total Brokerage Transactions Effected Through Affiliated Brokers
$-0-	0%	0%

Securities of "Regular Broker-Dealers" - The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year.  As of July 31, 2011, the Fund did not hold any securities of its "regular brokers and dealers."

Allocation - When two or more clients managed by the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board believes that these advantages, when combined with the other benefits available because of the Advisor's organization, outweigh the disadvantages that may exist from this treatment of transactions.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Board reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Trust's Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., "non- standard disclosure"). The Board has also delegated authority to the Trust's President and to senior management at the Trust's administrator, Commonwealth Shareholder Services, Inc. ("CSS"), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Trust's President and/or senior management at CSS. CSS reports quarterly to the Board regarding the implementation of such policies and procedures.

The Trust is required by the U.S. Securities and Exchange Commission (the "SEC") to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

The Trust's service providers which have contracted to provide services to the Trust and its funds, including, for example, the custodian and the Fund accountants, and which require portfolio holdings information  to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

1.	to the Trust's auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

2.	to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings;

3.	to rating agencies on a monthly basis for use in developing a rating for the Fund; and

4.	to the Trust's administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Trust currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund's portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board. The Board has authorized the President of the Trust and senior management at CSS to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. There may be instances where the interests of the Trust's shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund's investment Advisor,  principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person's investment Advisor or principal underwriter). In such situations, the conflict must be disclosed to the Board, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Trust and third party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Trust, its investment Advisor nor any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

DESCRIPTION OF SHARES

The Trust was organized as a Delaware statutory trust on April 9, 2007. The Trust's Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust's shares of beneficial interest have no par value.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election f trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust's shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust's shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization  to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

Rule 18f-3 Plan - The Board has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in such Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another fund.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX. The Fund's proxy voting record for the most recent fiscal year-end is available upon request by calling 1-800-673-0550 or by writing to the Fund at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, Distributor and Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Trust directly at:

WORLD FUNDS TRUST
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
Telephone: (800) 673-0550
e-mail: mail@ccofva.com

The Annual Report for the fiscal year end July 31, 2011 has been filed with the SEC.  The financial  statements  contained  in the  Annual  Report are incorporated by reference into this SAI. The financial statements and financial highlights  for the Fund  included in the Annual Report have been audited by the Fund's independent  registered public accounting firm, Cohen Fund Audit Services, Ltd., whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference.  The  financial  statements  in  such  Annual  Report  have  been incorporated  herein in reliance  upon such report  given upon the  authority of such firm as experts in accounting and auditing.

                                                                      Appendix A

APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

A-1
This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1
Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the  following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on funds employed.

-	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-	Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

-	Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

Description of Corporate Bond Ratings

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.  Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality.  The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.  While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                                                    Appendix B

APPENDIX B - PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES

I. POLICY.

Sherwood Forest Capital Management, LLC (the "Advisor") acts as a discretionary investment Advisor for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end management investment companies (i.e., "mutual funds"). The Advisor is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment Advisor pursuant to the Investment Advisors Act of 1940, as amended (the "Advisors Act"). Some of the Advisor's clients have delegated to the Advisor the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client's investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Advisor's authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its Advisory Agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Advisor will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Advisor's utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client's account.

II. PURPOSE.

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Advisor to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisors Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES.

The Advisor is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Advisor's determination of the client's best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Advisor makes an exception to the Guidelines.

The Advisor is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A. Conflicts of Interest.
Where a proxy proposal raises a material conflict between the Advisor's interests and a client's interest, including a mutual fund client, the Advisor will resolve such a conflict in the manner described below:

1.
Vote in Accordance with the Guidelines. To the extent that the Advisor has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

2.
Obtain Consent of Clients. To the extent that the Advisor has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that client's account.

3.
Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Advisor to forward all proxy matters in which the Advisor has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Advisor will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Advisor will abstain from voting the securities held by that client's account.

The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this Section III, A.

B. Limitations.

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Advisor has determined that it is in the client's best interest, the Advisor will not vote proxies received. The following are certain circumstances where the Advisor will limit its role in voting proxies:

1.
Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Advisor will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Advisor for such account, it will promptly be forwarded to the client or specified third party.

2.
Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Advisor will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.
Limited Value. If the Advisor determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Advisor may abstain from voting a client's proxies. The Advisor also will not vote proxies received for securities which are no longer held by the client's account. In addition, the Advisor generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.
Securities Lending Programs. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Advisor determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Advisor may recall the security for the purposes of voting.

5.
Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Advisor may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits from the proxy proposal.

IV. RECORD KEEPING.

In accordance with Rule 204-2 under the Advisors Act, the Advisor will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Advisor may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Advisor to any written or oral client request for proxy voting information; (vi) any documents prepared by the Advisor that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Advisor will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisors Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Advisor voted proxies with respect to the clients' portfolio securities. The Advisor will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Advisor.

The Advisor will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Advisor shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

•	the name of the issuer of the portfolio security;
•	the exchange ticker symbol of the portfolio security(1);
•	the CUSIP number of the portfolio security(1);
•	the shareholder meeting date;
•	a brief description of the matter voted on;
•	whether the matter was put forward by the issuer or a shareholder;
•	whether the mutual fund voted;
•	how the mutual fund cast its vote; and
•	whether the mutual fund cast its vote for or against management.

V. GUIDELINES.

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A. Oppose.

The Advisor will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.
Issues regarding the issuer's board entrenchment and anti-takeover measures such as the following: a. Proposals to stagger board members' terms; b. Proposals to limit the ability of shareholders to call special meetings; c. Proposals to require super majority votes; d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares; e. Proposals regarding "fair price" provisions; f. Proposals regarding "poison pill" provisions; and g. Permitting "green mail".

2.	Providing cumulative voting rights.

B. Approve.

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1.	Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2.	Date and place of annual meeting.

3.	Limitation on charitable contributions or fees paid to lawyers.

4.	Ratification of directors' actions on routine matters since previous annual meeting.

5.
Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Advisor will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.	Limiting directors' liability.

7.
Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8.
The Advisor will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.	Employee Stock Purchase Plans.

10.	Establish 40 1(k) Plans.

C. Case-By-Case.

The Advisor will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

1.	Pay directors solely in stock;

2.	Eliminate director's mandatory retirement policy;

3.	Rotate annual meeting location or date;

4.	Changes in the state of incorporation;

5.	Social and corporate responsibility issues;

6.	Option and stock grants to management and directors; and

7.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D. Investment Company Issues.

From time to time the Advisor will have to vote shares of investment company securities that may be held in a client's account. These matters generally include proposals to:

1.	Elect directors or trustees;

2.	Ratify or approve independent accountants;

3.	Approve a new investment Advisor or Sub-Advisor;

4.	Approve a change to an investment advisory fee;

5.	Approve a Distribution (i.e., Rule 12b-1) Plan;

6.	Approve a change in a fundamental investment objective, policy or limitation;

7.	Approve a change in the state of incorporation; and

8.	Approve a plan of reorganization or merger.

The Advisor will generally vote with management's recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment Advisor or Sub-Advisor, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Advisor will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.
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(1) The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.